As filed with the Securities and Exchange Commission on February 27, 1998

                                                 Securities Act File No. 33-8865
                                        Investment Company Act File No. 811-4847

                       SECURITIES AND EXCHANGE COMMISION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [ ]
                                 --

     Post-Effective Amendment No. 17                                  [X]


                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 16


       (Check appropriate box or boxes)

                                 ECLIPSE FUNDS
               (Exact name of Registrant as Specified in Charter)

          144 EAST 30TH STREET, NEW YORK, NEW YORK             10016
          (Address of Principal Executive Offices)          (Zip Code)

                 Registrant's Telephone Number: (212) 696-4130
           ----------------------------------------------------------

             Wesley G. McCain c/o Towneley Capital Management, Inc.
                              144 East 30th Street
                            New York, New York 10016

                     (Name and Address of Agent for Service

           ----------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)


  [ ]    immediately upon filing pursuant to paragraph (b)
  [ ]    on May 1, 1998 pursuant to paragraph (b)
  [X]    60 days after filing pursuant to paragraph (a)(1)
  [ ]    on (date) pursuant to paragraph (a)(1)
  [ ]    75 days after filing pursuant to paragraph (a)(2)
  [ ]    on (date) pursuant to paragraph (a)(2) of Rule 485


Title of Securities Being Registered:

  Ultra Short Term Income Fund Shares of Beneficial Interest
  Balance Fund Shares of Beneficial Interest
  Growth and Income Fund Shares of Beneficial Interest
  Equity Fund Shares of  Beneficial Interest

The Registrant hereby amends the Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                         ECLIPSE FINANCIAL ASSET TRUST
                 CROSS REFERENCE SHEET PURSUANT TO RULE 481(A)

  Form N-1A,                           Location in Prospectus
  Item Number                                 Caption
---------------                        ----------------------

PART A

Item 1.   Cover Page. . . . . . . . .  Cover Page

Item 2.   Synopsis. . . . . . . . . .  Prospectus Summary; Table of Fees and
                                       Expenses

Item 3.   Condensed Financial
            Information . . . . . . .  Financial Highlights

Item 4.   General Descpription
            of Registrant . . . . . .  Investment Objectives, Policies and Risk
                                       Considerations; Investment Restrictions;
                                       General Information

Item 5.   Management of the Fund. . .  The Manager; Expenses of the Trust;
                                       General Information

Item 5A.  Management's Discussion
            of Fund Performance . . .  *

Item 6.   Capital Stock and Other
            Securities. . . . . . . .  Dividends, Distributions and Taxes;
                                       General Information

Item 7.   Purchase of Securities
            Being Offered . . . . . .  How to Purchase and Redeem Shares;
                                       Retirement Plans; Exchange Privilege

Item 8.   Redemption or Repurchase. .  How to Purchase and Redeem Shares

Item 9.   Pending Legal
            Proceedings . . . . . . .  Not Applicable



-----------------

*  Contained in the annual report of Registrant.

  Form N-1A,                           Location in Prospectus
  Item Number                                 Caption
---------------                        ----------------------

PART B

Item 10.  Cover Page. . . . . . . . .  Cover Page

Item 11.  Table of Contents . . . . .  Table of Contents

Item 12.  General Information and
            History . . . . . . . . .  Not Applicable

Item 13.  Investment Objectives and
            Policies. . . . . . . . .  Investment Policies and Risk
                                       Considerations; Investment Restrictions;

Item 14.  Management of the Fund. . .  Management

Item 15.  Control Persons and
            Principal Holders of
            Securities. . . . . . . .  Management

Item 16.  Investment Advisory and
            Other Services. . . . . .  Management; Counsel and Auditors

Item 17.  Brokerage Allocation and
            Other Practices . . . . .  Portfolio Transactions and Brokerage

Item 18.  Capital Stock and Other
            Securities. . . . . . . .  Not Applicable

Item 19.  Purchase, Redemption and
            Pricing of Securities
            Being Offered . . . . . .  Redemption of Shares; Net Asset Value

Item 20.  Tax Status. . . . . . . . .  Taxation

Item 21.  Underwriters. . . . . . . .  Not Applicable

Item 22.  Calculation of Performance
            Data. . . . . . . . . . .  Performance

Item 23.  Financial Statements. . . .  Independent Auditor's Report; Financial
                                       Statements

                                   ECLIPSE(R)

                 144 East 30th Street, New York, New York 10016

PROSPECTUS

May 1, 1998

Eclipse Funds (the "Trust") is a no-load, open-end, diversified management investment company. The Trust currently has four investment portfolios: the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund (individually a "Fund" and collectively the "Funds").

         The investment objective of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. The Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund (and is willing to assume some principal risk) but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. The duration of the Fund's portfolio will not exceed one year. The Ultra Short Term Income Fund will generally limit its investments to securities which, in the opinion of the Fund's Manager, are issued by companies that are socially responsible.

         The investment objective of the Balanced Fund is to seek a high total return from a combination of equity and fixed-income investments.

         The investment objective of the Growth and Income Fund is to seek a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. Equity selection for the Growth and Income Fund is based on estimated relative intrinsic value, expected future earnings growth and current and expected dividend income.

         The investment objective of the Equity Fund is to seek a high total return from equity investments. The Fund pursues its objective by investing primarily in smaller capitalization companies.

Securities are selected and weighted in each Fund's portfolio with a view toward achievement of its investment objective.

Each Fund is a separate investment portfolio having its own investment objective and policies. A shareholder in a Fund will be entitled to his pro rata share of all dividends and distributions paid from that Fund's assets and, upon redeeming shares of the Fund, will receive the portion of its net assets represented by the redeemed shares.

Towneley Capital Management, Inc. serves as Manager of the Trust.

                                               (Continued on inside front cover)

(R) Eclipse is a registered service mark of Eclipse Funds.

Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank or credit union, and shares of the Trust are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(Continued from front cover)

         This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. A Statement of Additional Information, dated May 1, 1998 containing additional and more detailed information about the Trust and the Funds (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Shareholder Servicing Agent at the address and telephone number on the cover.

         This Prospectus should be read and retained by investors for future reference.

                                TABLE OF CONTENTS


TABLE OF FEES AND EXPENSES...................................................  3


FINANCIAL HIGHLIGHTS.........................................................  5


PROSPECTUS SUMMARY...........................................................  9


INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS...................... 10

         Introduction to the Trust........................................... 10
         Ultra Short Term Income Fund........................................ 10
         Balanced Fund....................................................... 12
         Growth and Income Fund.............................................. 12
         Equity Fund......................................................... 13
         Investment Policies Applicable to More Than One Fund................ 14
         Policies Applicable to All Funds:................................... 14
         Policies Applicable to the Ultra Short Term Income Fund and the
           Balanced Fund:.................................................... 16

INVESTMENT RESTRICTIONS...................................................... 22


THE MANAGER.................................................................. 23


EXPENSES OF THE TRUST........................................................ 26


HOW TO PURCHASE AND REDEEM SHARES............................................ 26

         Initial Purchase of Shares.......................................... 27
         Subsequent Purchases of Shares...................................... 28
         General Information Regarding Redemptions........................... 28

RETIREMENT PLANS............................................................. 29


EXCHANGE PRIVILEGE........................................................... 31


DIVIDENDS, DISTRIBUTIONS AND TAXES........................................... 31

         Federal Income Taxes................................................ 31
         State and Local Taxes............................................... 32

NET ASSET VALUE.............................................................. 32


GENERAL INFORMATION.......................................................... 33

         Description of Shares............................................... 33
         Performance......................................................... 33
         Custodian, Transfer Agent and Dividend Agent........................ 34
         Information for Shareholders........................................ 34

APPENDIX A................................................................... 35

                           TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses

                                                  Ultra Short
                                                  Term Income  Balanced    Growth and     Equity
                                                    Fund         Fund      Income Fund     Fund
                                                    ----         ----      -----------     ----

Sales Load Imposed on Purchases                     None         None          None        None
Sales Load Imposed on Reinvested Dividends          None         None          None        None
Deferred Sales Load                                 None         None          None        None
Redemption Fees                                     None         None          None        None
Exchange Fees                                       None         None          None        None


Annual Fund Operating Expenses


(as a percentage of average net assets)


                                               Ultra Short
                                               Term Income     Balanced    Growth and     Equity
                                                  Fund           Fund      Income Fund     Fund
                                                  ----           ----      -----------     ----
Management Fees (after any fee waiver)            0.00%          0.62%        0.74%        1.00%
12b-1 Fees                                        None           None         None         None
Other Expenses (after any reimbursement)          0.00%          0.22%        0.20%        0.14%
Total Fund Operating Expenses (after any          0.00%          0.84%        0.94%        1.14%
reimbursement or fee waiver)


Example

You would pay the following expenses on a $1,000 investment, assuming 5% annual return (cumulative through the end of each year):

                                                1 year        3 years       5 years        10 years
   Ultra Short Term Income Fund                    $0           $0             $0              $0
   Balanced Fund                                   $9          $27            $47            $104
   Growth and Income Fund                         $10          $30            $52            $115
   Equity Fund                                    $12          $36            $63            $139

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly; for a further discussion of these fees, see "The Manager" and "Expenses of the Trust" herein.

         With respect to the Ultra Short Term Income Fund, the Manager voluntarily waived its entire fee payable ($19,113) and reimbursed the Fund for $39,255 of the Fund's expenses for the fiscal year ended December 31, 1997; absent such waiver and reimbursement the Fund's management fee would have been 0.40% of the Fund's average net assets and the Fund's other expenses would have been 0.82% of average net assets (which would have resulted in total operating expenses of 1.22% of average net assets). With respect to the Balanced Fund, the Manager voluntarily waived $153,387 of its fee payable for the fiscal year ended December 31, 1997; absent such waiver the management fee would have been 0.80% of average net assets (which would have resulted in total operating expenses of 1.02% of average net assets). With respect to the Growth and Income Fund, the Manager voluntarily waived $82,079 of its fee payable for the fiscal year ended December 31, 1997; absent such waiver the Fund's management fee would have been 0.90% of average net assets (which would have resulted in total operating expenses of 1.10% of average net assets). As of the date of this Prospectus, the Manager is continuing to waive all of its fee for the Ultra Short Term Income Fund, and a portion of its fee for the Growth and Income Fund and the Balanced Fund, and to reimburse all of the expenses of the Ultra Short Term Income Fund. The Manager is also continuing to reimburse the Balanced Fund to the extent that operating expenses would exceed, on an annualized basis, 0.85% of the average daily net assets of the Fund. Also as of the date of this Prospectus, the Manager is maintaining the expense ratio of the Growth and Income Fund at a level not to exceed 0.95%, including certain indirect expenses.

         The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown above.

                              FINANCIAL HIGHLIGHTS

         The following tables of selected financial information of Eclipse Funds have been audited by McGladrey & Pullen, LLP, Independent Certified Public Accountants, whose report thereon appears in the Trust's Annual Report which is incorporated by reference in the Statement of Additional Information. Further information concerning investment performance is contained in the Trust's annual report to shareholders, which is available without charge.


----------------------------------------------------------------------------------------------------------------------------
ULTRA SHORT TERM INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                                      1997        1996        1995     DECEMBER 27,1994
                                                                                                        (INCEPTION) TO
                                                                                                       DECEMBER 31,1994
Per share operating performance for a
share outstanding throughout the period (a)
Net asset value, beginning of period..........................       $10.03      $10.20      $10.00         $10.00
                                                                     ------      ------      ------         ------
Income from investment operations:
Net investment income.........................................         0.64        0.71        0.57           0.00
Net realized and unrealized gains (losses) on investments.....       (0.03)      (0.16)        0.20           0.00
                                                                     ------      ------        ----         ------
      Total from investment operations........................         0.61        0.55        0.77           0.00
                                                                       ----        ----        ----         ------
Less distributions:
Dividends from net investment income..........................       (0.64)      (0.72)      (0.57)           0.00
                                                                     ------      ------      ------         ------
      Total distributions.....................................       (0.64)      (0.72)      (0.57)           0.00
                                                                     ------      ------      ------         ------
Net asset value, end of period................................       $10.00      $10.03      $10.20         $10.00
                                                                     ======      ======      ======         ======
Total return..................................................         6.21%       5.48%       7.83%          0.00%
Ratios/Supplemental data
Net assets, end of period (000)...............................       $5,393      $4,461      $4,610           $621
Ratios to average net assets:
   Expenses...................................................         0.00%+#     0.00%+#     0.22%+#        0.50%*+
   Net investment income......................................         6.61%+      6.76%+      6.92%+         0.65%*+
Portfolio turnover rate.......................................        45.10%      46.82%      39.26%          0.00%
----------------------------------------------------------------------------------------------------------------------------

------

*    Annualized.

+    Net of management fee waived equivalent to 0.4%, 0.4%, 0.4% and 0.4% of average net assets plus expenses reimbursed equivalent to 0.82%, 0.80%, 1.27% and 21.54% of average net assets, respectively.

#    Includes  custodian  fees paid  indirectly  which  amounted to 0.00% and to less than 0.01% and 0.04% of average net assets, respectively.

(a)  Per share amounts for periods ended prior to  December 31,  1996 have been restated to reflect a 1 for 5 share split effective June 14, 1996.


BALANCED FUND

                                                       FOR THE YEAR ENDED DECEMBER 31,
                               1997       1996      1995      1994      1993       1992      1991       1990       MAY 1, 1989
                                                                                                                   (INCEPTION)
                                                                                                                       TO
                                                                                                                  DECEMBER 31,
                                                                                                                      1989

Per share operating
   performance for a share
   outstanding throughout
   the period
Net asset value, beginning
   of period...............     $21.00     $20.59    $17.76     18.63    $17.37     $17.02    $14.69     $15.24        $15.00
                                ------     ------    ------     -----    ------     ------    ------     ------        ------
Income from investment
   operations:
Net investment income......       0.66       0.78      0.64      0.56      0.62       0.73      0.71       0.74         0.44
Net realized and unrealized
   gains (losses) on
   investments.............       4.14       1.85      3.39    (0.56)      2.32       1.28      2.33     (0.53)         0.23
                                  ----       ----      ----    ------      ----       ----      ----     ------       ------
      Total from investment
        operations.........       4.80       2.63      4.03      0.00      2.94       2.01      3.04       0.21         0.67
                                  ----       ----      ----      ----      ----       ----      ----     ------       ------
Less distributions:
Dividends from net
   investment income.......     (0.66)     (0.78)    (0.64)    (0.56)    (0.64)     (0.73)    (0.71)     (0.76)       (0.43)
Distributions from net
   realized gains..........     (2.99)     (1.44)    (0.56)    (0.31)    (1.04)     (0.93)       -          -            -
                                ------     ------    ------    ------    ------     ------   -------    -------      -------
      Total distributions..     (3.65)     (2.22)    (1.20)    (0.87)    (1.68)     (1.66)    (0.71)     (0.76)       (0.43)
                                ------     ------    ------    ------    ------     ------    ------     ------       ------
Net asset value, end of         $22.15     $21.00    $20.59    $17.76    $18.63     $17.37    $17.02     $14.69       $15.24
                                ======     ======    ======    ======    ======     ======    ======     ======       ======
   period..................
Total return...............      23.40%     12.91%    22.99%     0.01%    17.06%     12.01%    20.91%      1.45%        4.50%
Ratios/Supplemental data
Net assets, end of period      $84,246    $83,825   $85,922   $27,703   $21,690    $14,044   $10,736     $4,777       $3,227
   (000)...................
Ratios to average net
   assets:
   Expenses................     0.84%+#    0.80%+   0.81%+#    0.80%+    0.69%+     0.52%+    0.66%+     1.00%+      1.00%*+
   Net investment income...     2.85%+     3.56%+    3.62%+    3.10%+    3.42%+     4.31%+    5.03%+     5.42%+      5.55%*+
Portfolio turnover rate....     46.66%     71.51%    74.72%    94.38%    65.05%     95.51%   101.51%    120.90%       23.73%
Average commission rate....    $0.0466    $0.0476       (a)       (a)       (a)        (a)       (a)        (a)          (a)

------

*       Annualized.

+    Net of management fee waived equivalent to 0.2%, 0.2%, 0.3%, 0.4%, 0.5%, 0.8%, 0.8%, 0.8% and 0.8% of average net assets, respectively, plus expenses reimbursed  equivalent to 0.05% in 1990, and 0.84% during the period ended December 31, 1989, of average net assets, respectively.

#    Includes custodian fees paid indirectly,  which amounted to less than 0.01% of average net assets.

(a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.


------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND


------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                   1997          1996         1995   DECEMBER 27, 1994
                                                                                                       (INCEPTION) TO
                                                                                                     DECEMBER 31, 1994
 Per share operating performance for a share outstanding
 throughout the period
 Net asset value, beginning of period.....................          $13.49      $12.31       $10.00         $10.00
                                                                    ------      ------       ------         ------



 Income from investment operations:
 Net investment income....................................            0.03        0.22         0.11           0.00
 Net realized and unrealized gains on investments.........            4.34        2.54         2.57           0.00
                                                                      ----     -------      -------        -------
       Total from investment operations...................            4.37        2.76         2.68           0.00
                                                                      ----     -------      -------        -------
 Less distributions:
 Dividends from net investment income.....................          (0.03)      (0.23)       (0.11)           0.00
 Distributions from net realized gains....................          (0.07)      (1.35)       (0.26)           0.00
                                                                    ------    --------     --------        -------
       Total distributions................................          (0.10)      (1.58)       (0.37)           0.00
                                                                    ------    --------     --------        -------
 Net asset value, end of period...........................          $17.76     $ 13.49      $ 12.31        $ 10.00
                                                                    ======     =======      =======        =======
 Total return.............................................          32.46%      22.40%       26.82%         0.00 %
 Ratios/Supplemental data
 Net assets, end of period (000)..........................        $109,452      $9,737       $7,960           $315
 Ratios to average net assets:
    Expenses..............................................          0.94%+      0.90%+      1.00%+#       1.20 %*+
    Net investment income.................................          0.36%+      1.66%+       1.57%+      (0.06)%*+
 Portfolio turnover rate..................................          51.66%     102.24%       63.16%         0.00 %
 Average commission rate..................................         $0.0451     $0.0454          (a)            (a)
 ------------------------------------------------------------------------------------------------------------------------

------

*     Annualized.

+    Net of management fee waived equivalent to 0.2%, 0.7%, 0.9% and 0.9% of average net assets, respectively, plus expenses reimbursed equivalent to 0.05% in 1995 and 43.15% in 1994 of average net assets.

#    Includes custodian fees paid indirectly, which amounted to 0.10% of average net assets.

(a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

EQUITY FUND
                                                              FOR THE YEAR ENDED DECEMBER 31,
                         1997      1996       1995      1994       1993       1992      1991       1990      1989       1988
Per share
operating
performance for a
share outstanding
throughout the year
Net asset value,
   beginning
   of year.........     $13.47    $13.56     $11.82    $13.35     $13.20     $11.73     $9.07     $10.86    $10.12      $9.35
                        ------    ------     ------    ------     ------     ------     -----     ------    ------      -----
Income from
   investment
   operations:
Net investment
   income..........     (0.02)      0.14       0.07      0.03       0.08       0.15      0.16       0.30      0.27       0.41
Net realized and
   unrealized gains
   (losses) on
   investments.....       4.40      3.89       2.26    (0.66)       2.17       2.12      2.66     (1.77)      1.38       0.77
                          ----      ----       ----    ------       ----       ----      ----     ------      ----       ----
   Total from
     investment
     operations....       4.38      4.03       2.33    (0.63)       2.25       2.27      2.82     (1.47)      1.65       1.18
                          ----      ----       ----    ------       ----       ----      ----     ------      ----       ----
Less distributions:
Dividends from net
   investment
   income..........         --    (0.14)     (0.07)    (0.03)     (0.08)     (0.15)    (0.16)     (0.32)    (0.27)     (0.41)
Distributions from
   net realized
   gains...........     (3.66)    (3.98)     (0.52)    (0.87)     (2.02)     (0.65)       -          -      (0.64)        -
                        ------    ------     ------    ------     ------     ------    ------     ------    ------     ----
   Total distributions  (3.66)    (4.12)     (0.59)    (0.90)     (2.10)     (0.80)    (0.16)     (0.32)    (0.91)     (0.41)
                        ------    ------     ------    ------     ------     ------    ------     ------    ------     ------
Net asset value,
   end of year.....     $14.19    $13.47     $13.56    $11.82     $13.35     $13.20    $11.73      $9.07    $10.86     $10.12
                        ======    ======     ======    ======     ======     ======    ======      =====    ======     ======
Total return.......     33.30%    29.87%     19.69%   (4.74)%     17.02%     19.38%    31.18%   (13.64)%    16.41%     12.72%
Ratios/Supplemental data
Net assets, end of
   year (000)......   $189,965  $170,747   $174,705  $195,107   $197,106   $163,170  $149,385   $110,154  $184,211   $161,250
Ratios to average
   net assets:
   Expenses........     1.14%#    1.15%#     1.14%#     1.12%      1.12%      1.15%     1.18%      1.18%     1.09%      1.12%
   Net investment
      income.......    (0.12)%     0.81%      0.45%     0.21%      0.55%      1.17%     1.48%      2.57%     2.40%      4.05%
Portfolio turnover
   rate............     55.47%    82.05%     74.40%    92.20%    101.09%    110.98%   118.58%    154.15%    45.51%     30.91%
Average commission     $0.0418   $0.0431        (a)       (a)        (a)        (a)       (a)        (a)       (a)        (a)
   rate

------
#    Includes custodian fees paid indirectly, which amounted to less than 0.01% of average net assets for each period indicated.

(a)  Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

PROSPECTUS SUMMARY

THE TRUST is a diversified management investment company whose shares are offered without a sales load or redemption charge. The Trust currently offers four investment portfolios: the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund.

THE INVESTMENT OBJECTIVE of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. The Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund (and is willing to assume some principal risk) but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. The duration of the Fund's portfolio will not exceed one year. The Fund will generally limit its investments to securities which, in the opinion of the Fund's manager, are issued by companies that are socially responsible. The investment objective of the Balanced Fund is to seek a high total return from a combination of equity and fixed-income investments. The investment objective of the Growth and Income Fund is to seek a high total return, consisting of both current income and realized and unrealized capital gains, from equity securities and equity-related securities. Equity selection for the Growth and Income Fund is based on estimated relative intrinsic value, expected future earnings growth and current and expected dividend income. The investment objective of the Equity Fund is to seek a high total return from equity investments. Securities are selected and weighted in each Fund's portfolio with a view toward achievement of its objective. There is no assurance that a Fund's objective will be achieved. See "Investment Objectives and Policies."

THERE IS NO SALES LOAD. Shares may be purchased and redeemed at the next determined net asset value.

SHARES MAY BE PURCHASED AND REDEEMED directly through the Trust's transfer agent and custodian, Investors Fiduciary Trust Company. The minimum initial investment for each Fund is $1,000 (unless the investor chooses the automatic investment plan or a gift account). There is no minimum for subsequent investments. See "How to Purchase and Redeem Shares."

THE MANAGER of the Trust is Towneley Capital Management, Inc. (the "Manager"), which also serves as investment adviser to individuals and institutional clients. The Funds pay management fees to the Manager at the following annual rates, which are expressed as a percentage of the average daily net assets of each Fund:

     Ultra Short Term Income Fund                                    0.40%
     Balanced Fund                                                   0.80%
     Growth and Income Fund                                          0.90%
     Equity Fund                                                     1.00%

         See "Manager." The management fees paid by the Balanced Fund, the Growth and Income Fund and the Equity Fund are higher than those paid by most mutual funds.

RISK FACTORS associated with investing in a Fund include the following. The value of a Fund's shares will fluctuate with changes in the market value of its portfolio securities and is consequently subject to the usual market risks of investment. In addition, the value of the shares of the Ultra Short Term Income Fund and the Balanced Fund, which invest in fixed-income securities (including mortgage-backed and asset-backed securities), will fluctuate as the value of its portfolio securities changes in response to changing market rates of interest, principal prepayments and other factors.

         The Ultra Short Term Income Fund and the Balanced Fund may invest in securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. ("S&P"). Moody's indicates that securities rated Baa, although investment grade, have speculative elements.

         Each Fund may invest its assets in foreign securities which involves considerations and risks such as the risk of adverse changes in currency exchange rates, exchange controls, and the application of foreign tax laws, including withholding taxes. Each Fund may invest in restricted securities which are subject to statutory or contractual restrictions and delays on resale. Each Fund may experience a high rate of portfolio turnover, which would involve correspondingly greater expenses than a lower rate (which expenses must be borne by the Fund and its shareholders), and possible substantial net short-term capital gains.

DIVIDENDS of the net investment income of the Ultra Short Term Income Fund and the Balanced Fund will normally be paid quarterly, and dividends of the net investment income of the Growth and Income Fund and the Equity Fund will normally be paid annually. Capital gain distributions, if any, will be made annually. Income dividends and capital gain distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder instructs otherwise.
See "Dividends, Distributions and Taxes."

IRA AND OTHER RETIREMENT PLANS utilizing a Fund as an investment vehicle provide Federal income tax benefits for qualified participants. See "Retirement Plans."

EXCHANGE PRIVILEGES are offered whereby shares of the Funds may be exchanged at their respective net asset values for each other. See "Exchange Privilege."

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Introduction to the Trust

Eclipse Funds (the "Trust") is a no-load, open-end, diversified management investment company commonly known as a "mutual fund" whose shares are offered in separate series referred to as "portfolios." Because the Trust offers multiple portfolios, it is known as a "series fund." Each portfolio is a separate pool of assets constituting, in effect, a separate fund with its own investment objective and policies. A shareholder in a portfolio will be entitled to his pro rata share of all dividends and distributions paid from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value of that portfolio represented by the redeemed shares. (See "How to Purchase and Redeem Shares.") The Trust is empowered to establish, without shareholder approval, additional portfolios which may have different investment objectives and policies.

Ultra Short Term Income Fund

The investment objective of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. The Ultra Short Term Income Fund is designed for the investor who seeks a higher yield than a money market fund (and is willing to assume some principal risk) but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. The Fund will pursue this objective by investing in a diversified portfolio of investment grade, short-term fixed-income securities. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

         It is the Fund's policy that the duration of its portfolio not exceed one year. The duration of a fixed-income security indicates the time it will take an investor to recoup his or her investment, and approximates the price sensitivity of a fixed-income security to interest rate changes. It was developed as a more precise alternative to the concept of "term to maturity." Unlike effective maturity (which measures the final maturity dates of a bond (or a bond portfolio)), duration incorporates a bond's interest payments, final maturity, call features and other factors into one measure. Duration is expressed as a measure of time in years - the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or bond portfolio's) price. Generally, the higher the interest rate on a bond, the shorter its duration will be.

         The duration of the Fund is calculated by averaging the duration of each fixed-income instrument held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. Because duration accounts for interest payments, a fund's duration is usually shorter than its average maturity. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risks.

         In some cases, duration cannot be calculated with certainty because certain assumptions have to be factored into the calculation. For example, in the case of mortgage pass-through securities (described below under "Policies Applicable to the Ultra Short Term Income Fund and the Balanced Fund"), the stated final maturity of such securities is generally 30 years, but current and projected payment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Fund's Manager will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

         When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed-income portfolio, the shorter the duration of the portfolio, the lower the market risk and price volatility, with however, a lower anticipated potential for total return than for a portfolio with a longer duration. For example, in general, if a fund's duration is one year, then a change of one percentage point in prevailing interest rates would result in a change in the opposite direction of approximately one percentage point in the net asset value of the fund.

         The Ultra Short Term Fund will, to the extent possible, limit its investments to securities which, in the opinion of the Fund's Manager, and based on available information, are issued by companies that are socially responsible. The Manager selects socially responsible portfolios using research provided by, among others, Kinder, Lydenberg, Domini & Co., Inc. With this research, the Manager is able to apply both inclusionary and exclusionary criteria to companies to create a socially responsible portfolio. Investments may include federally insured short term fixed income securities of community development banks. In addition, the Manager attempts to enhance shareholder value through the use of proxy research and voting. The Fund pursues its policy of making socially responsible investments while maintaining the quality of its investment portfolio in accordance with the guidelines set forth in this section and under "Investment Policies Applicable to More Than One Fund."

         The categories of investments which may be acquired by the Fund are described directly below and in the section "Investment Policies Applicable to More Than One Fund."

Foreign Issuer Obligations - The Fund may invest in fixed-income securities of non-U.S. issuers rated AA or better by S&P and Aa2 or better by Moody's. (See "Investment Policies Applicable to More Than One Fund - Foreign Securities.")

Bank Obligations - The Fund may invest in obligations of domestic banks and savings and loan associations and dollar-denominated obligations of domestic subsidiaries and branches of foreign banks, such as certificates of deposit (including variable rate certificates of deposit) and bankers' acceptances, provided such instruments are issued or guaranteed by an institution having total assets in excess of one billion dollars. As noted above, the Fund may also invest in securities issued by community development banks not meeting the foregoing requirements provided that the entire principal amount of such securities is federally insured.

Commercial Paper - The Fund may invest in commercial paper rated at the time of purchase A-1 by S&P or Prime-1 by Moody's. Commercial paper represents short-term (nine months or less) unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

                                      -11

Repurchase Agreements - The Fund may also enter into repurchase agreements. A repurchase agreement is an instrument under which an investor (e.g., the Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements usually have a short duration, often less than one week. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fund's total assets would be so invested. The Fund may also invest in repurchase agreements with a domestic bank having total assets in excess of one billion dollars and a long-term credit rating of at least A as determined by Moody's or S&P. Securities subject to repurchase agreements will be placed in a segregated account and the Manager will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.

Balanced Fund

The investment objective of the Balanced Fund is to seek a high total return from a combination of equity securities and fixed-income investments (including debt securities, convertible securities and preferred stocks.) (See "Equity Securities" and "Fixed-Income Securities" below.) "Total return" refers to the objective to achieve a return consisting of both dividend and interest income and realized and unrealized capital gains. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

         The Balanced Fund has adopted as a fundamental policy that it be a "balanced" fund; this fundamental policy cannot be changed without the approval of shareholders. As a "balanced" fund, the Fund will invest at least 25% of the value of its total assets in fixed-income securities. With respect to convertible securities held by the Fund, only that portion of their value attributable to their fixed-income characteristics will be used in calculating the 25% figure. Subject to such restrictions, the percentage of the Fund's assets invested in each type of security at any time shall be in accordance with the judgment of the Manager.

Equity Securities - The equity component of the Balanced Fund will be invested primarily in shares of companies whose average total common stock market capitalization (price per common share multiplied by the shares outstanding) is similar to the average total market capitalization of those stocks making up the Standard & Poor's 500 Stock Composite Index. In selecting the equity issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income.

Fixed-Income Securities - The fixed-income component of the Balanced Fund will be invested in the following types of fixed-income securities: (i) U.S. Government securities; (ii) foreign government securities; (iii) investment grade corporate fixed-income securities; and (iv) mortgage-backed and other asset-backed securities. These securities are described under the caption "Investment Policies Applicable to More Than One Fund."


Growth and Income Fund

The investment objective of the Growth and Income Fund is to seek a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. As used herein, "equity securities and equity-related securities" means common and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; and depository receipts (traded in a U.S. market) for securities of foreign issuers. Equity selection will be based on estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income. Securities are selected and weighted in the portfolio with a view toward the achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

         In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Under normal market conditions, the Fund will invest primarily in dividend-paying equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the Fund will invest primarily in shares of companies whose average stock market capitalization (price per common share multiplied by the shares outstanding) is comparable to the average total market capitalization of those stocks comprising the Standard & Poor's 500 Stock Composite Index.

         The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities (which are traded in a U.S. market), which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. (See "Investment Policies Applicable to More Than One Fund--Foreign Securities.")

         The Fund will not engage in short selling or option trading, nor will it leverage its shares.

         The Fund is subject to the usual market risks incident to its investments and, therefore, there can be no assurance that the objective of the Fund will be attained.

         The Fund's investment objective and its investment policy of investing under normal circumstances more than 65% of its assets in equity securities are deemed fundamental and, therefore, may not be changed without shareholder approval. The other investment policies of the Fund described in this section are not deemed fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

Equity Fund

The investment objective of the Equity Fund is to seek a high total return from equity securities (including for this purpose preferred stocks and debt securities convertible into common stock). "Total return" refers to the objective to achieve a return consisting of both income and realized and unrealized capital gains. Securities are selected and weighted in the portfolio with a view toward achievement of this objective. The Fund's investment objective is deemed a fundamental policy of the Fund.

         In selecting the issues to be placed in the Fund, approximately equal weight will be given to estimated relative intrinsic value, expected future earnings growth, and current and expected dividend income; therefore, the Fund's portfolio will exhibit characteristics of a total return, value (i.e., seeking high net asset values relative to market price), growth and income fund. Under normal market conditions, the Fund will invest primarily in equity securities of North American businesses listed on the major exchanges or traded in the over-the-counter market. In general, the companies whose shares are to be purchased will sell at a total common stock market capitalization (price per common share multiplied by the shares outstanding) less than the average total market capitalization of those stocks in the Standard & Poor's 500 Stock
Composite Index. The securities of smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies. The securities of smaller capitalization companies may be thinly traded and may be subject to greater price volatility than the market as a whole. In addition, smaller capitalization companies are generally more adversely affected by increased competition, and are subject to a greater risk of bankruptcy, than larger companies. Although at times the Fund may have all of its assets invested in smaller capitalization companies, such a policy shall not prohibit the Fund from investing in large capitalization companies if the Manager believes such companies have intrinsic value, growth and income potential superior to that available from smaller capitalization companies. As a matter of fundamental policy, the Fund is required under normal circumstances to have more than 65% of its assets invested in equity investments.

         The Fund expects to invest primarily in the securities of U.S. issuers, although it may also invest up to 20% of its assets in securities of foreign issuers, or depository receipts for such securities (which are traded in a U.S.

market), which meet the criteria for investment selection set forth above. Since 20% of the Fund's assets may consist of securities issued by foreign issuers, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. (See "Investment Policies Applicable to More Than One Fund--Foreign Securities.")

         The Fund will not engage in short selling or option trading, nor will it leverage its shares.

         The Fund is subject to the usual market risks incident to its investments and, therefore, there can be no assurance that the objective of the Fund will be attained.

         The Fund's investment objective and its investment policy of investing under normal circumstances more than 65% of its assets in equity securities are deemed fundamental and, therefore, may not be changed without shareholder approval. The other investment policies of the Fund described in this section are not deemed fundamental and may be changed by the Board of Trustees of the Fund without shareholder approval.

Investment Policies Applicable to More Than One Fund

The following additional investment policies are applicable to more than one Fund and supplement those set forth above for the Funds.

Policies Applicable to All Funds:

Warrants - Each Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities are deemed to be without value.

Temporary  Defensive  Position;  Cash  Reserves  - When  business  or  financial conditions warrant, each Fund may take a defensive position and invest temporarily without limit in investment grade corporate debt securities or money market instruments. Money market instruments for this purpose include U.S. Government securities having remaining maturities of one year or less, commercial paper rated in the highest grade by any nationally recognized rating agency, certificates of deposit and bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and repurchase agreements relating to U.S. Government securities. A repurchase agreement is an instrument under which an investor (e.g., a Fund) purchases a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. See "Ultra Short Term Income Fund--Repurchase Agreements" for a description of the characteristics and risks of repurchase agreements.

         In addition, a portion of each Fund's assets will be maintained in money market instruments as described above in such amount as the Manager deems appropriate for cash reserves.

Foreign Securities - Each Fund may invest in securities issued by foreign issuers, and thus may be subject to additional risks for these securities that are different in some respects from those incurred by a fund which invests only in securities of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, changes in foreign exchange rates (including the possible establishment of exchange controls), the possible seizure or naturalization of foreign deposits, or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on such securities. Currency fluctuations may affect the net asset value of a Fund irrespective of the performance of the underlying investments in foreign issuers. A Fund will not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of a Fund's investments. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. While each Fund generally will invest only in securities which are regularly traded on recognized exchanges or over-the-counter markets, from time to time foreign securities may be difficult to liquidate rapidly at the best available price. Settlement periods for foreign securities, which are sometimes longer than those of securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities or the loss of interest on cash positions pending further investments.

Restricted Securities (Balanced Fund and Equity Fund only) - Each Fund may invest in restricted securities and in other assets having no ready market (including repurchase agreements of more than seven days' duration) if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such restricted or not readily marketable assets. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued in such manner as the Board of Trustees of the Fund in good faith deems appropriate to reflect their fair market value.

Illiquid  Securities  (Ultra  Short Term  Income Fund and Growth and Income Fund
only) - Each Fund may invest in illiquid securities, (i.e., securities having no ready market (including repurchase agreements of more than seven days' duration)), if such purchases at the time thereof would not cause more than 10% of the value of the Fund's net assets to be invested in all such illiquid or not readily marketable assets. A Fund may be unable to dispose of its holdings in illiquid securities at acceptable prices and the disposition of such securities may require an extended period of time. Illiquid securities may include certain restricted securities, which may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act or pursuant to Rules 144 or 144A promulgated under such Act. Where registration of such securities is required, a Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Manager, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund's restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holding of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Illiquid securities will be valued in such manner as the Board of Trustees of the Fund in good faith deems appropriate to reflect their fair market value.

Lending of Portfolio Securities - To increase its income, each Fund may lend its portfolio securities to certain brokers or dealers, banks or other institutional investors, such as insurance companies and pension funds and receive collateral in the form of cash or United States Government obligations. In the event the borrowing institution fails to redeliver the securities when due, or becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral. A Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, trustee, employee or affiliate of the Fund or the Manager.

Portfolio Turnover - The Trust anticipates that the annual portfolio turnover rates of the Ultra Short Term Income Fund, the equity component of the Balanced Fund, the Growth and Income Fund and the Equity Fund may exceed 100%, respectively. (An annual portfolio turnover rate of 100% would occur, for example, if all of the stocks in a Fund's portfolio were replaced in a period of one year.) The annual portfolio turnover rate of the fixed-income component of the Balanced Fund is not expected to exceed 100%. The Trust, however, has not placed any limit on the rate of portfolio turnover with respect to any of the Funds, and portfolio securities may be sold without regard to the time they have been held when, in the opinion of the Manager, investment considerations warrant such action. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

Policies Applicable to the Ultra Short Term Income Fund and the Balanced Fund:

Government Securities - U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years), and (in the case of the Balanced Fund only) U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States Government; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., the Export-Import Bank); some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Tennessee Valley Authority and the United States Postal Service); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). U.S. Government securities also include government-guaranteed mortgage-backed securities. (See "Mortgage-Backed and Asset-Backed Securities" below.)

         The Ultra Short Term Income Fund and the Balanced Fund may invest in "zero coupon" Treasury securities which are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Current Federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.

         U.S. Government securities do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from other interest bearing securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government securities can be expected to increase, and when interest rates rise, the values of U.S. Government securities can be expected to decrease.

Stripped Corpus Interests in U.S. Treasury Securities - A number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The Funds may invest in such receipts or certificates. The investment and risk characteristics of "zero coupon" Treasury securities described above under "Government Securities" are shared by such receipts or certificates. The staff of the Securities and Exchange Commission has indicated that receipts or certificates representing stripped corpus interests in U.S. Treasury securities sold by banks and brokerage firms should not be deemed U.S. Government securities but rather securities issued by the bank or brokerage firm involved.

Foreign Government and Supranational Entity Securities - The Ultra Short Term Income Fund may invest up to 10% of its total assets, and the Balanced Fund may invest up to 20% of its total assets, in foreign government securities of issuers in countries considered stable by the Manager and in securities of supranational entities. Investing in foreign government and supranational entity securities involves considerations and possible risks not typically associated with investing in U.S. Government securities. (See "Investment Policies Applicable to More Than One Fund - Foreign Securities.")

         Foreign  government   securities  include  debt  securities  issued  or
guaranteed,   as  to  payment  of  principal  and  interest,   by   governments,
quasi-governmental entities, governmental agencies, or other governmental entities (collectively, the "Government Entities") denominated in foreign currencies or in U.S. dollars (including debt securities of a Government Entity in a country denominated in the currency of another country). The Fund's portfolio may include government securities of a number of foreign countries or, depending upon market conditions, those of a single country.

         The Manager's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country as well as recent experience in the markets for government securities of the country. Examples of foreign governments which the Manager currently considers to be stable, among others, are the governments of Canada, Germany, Japan, Sweden and the United Kingdom. The Manager does not believe that the credit risk inherent in the obligations of such stable foreign governments is significantly greater than that of U.S. Government securities. The percentage of the Fund's assets invested in foreign government securities will vary depending on the relative yields of such securities, the economies of the countries in which the investments are made and such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Debt securities of "quasi-governmental entities" are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Examples of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. The Fund's portfolio may also include debt securities denominated in European Currency Units of an issuer in a country in which the Fund may invest. A European Currency Unit represents specified amounts of the currencies of certain of the fifteen member states of the European Union.

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the
Asian  Development  Bank  and  the  European  Coal  and  Steel  Community.   The
governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.

Corporate Fixed-Income Securities - The Funds may invest their assets in corporate fixed-income securities which include debt securities (including floating and variable notes), convertible securities and preferred stock of corporate issuers. (As noted above, for purposes of the Balanced Fund's policy of investing at least 25% of its total assets in fixed-income securities, only that portion of the value of convertible securities attributable to their fixed-income characteristics will be taken into account.) Differing yields on corporate fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities in the lower rating categories. The Funds will invest in investment grade securities (securities rated at the time of purchase Baa or better by Moody's or BBB or better by S&P), and in comparable non-rated securities. Moody's indicates that securities rated Baa, although investment grade, have speculative elements. S&P indicates that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for securities rated BBB than is the case with higher-rated securities, although such securities are regarded as having an adequate capacity to pay interest and principal. (See Appendix A hereto for a description of corporate debt ratings.) Non-rated securities will be considered for investment by the Funds when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Funds to a degree comparable to that of rated securities which are consistent with the Funds' objective and policies. The Funds may also invest in non-Treasury zero coupon securities and in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash), which have both investment and risk characteristics similar to zero coupon Treasury securities, including the risk of the untimely disposition of portfolio securities to fund required distributions and the resultant transaction costs. (See "Government Securities" above and "Dividends, Distributions and Taxes" below.)

         The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities in each rating category. The Manager will attempt to reduce the overall portfolio credit risk through diversification and selection of portfolio securities based on considerations mentioned above. In addition, it is the Ultra Short Term Income Fund's policy to dispose of a security whose rating drops below Baa or BBB when it is practicable to do so if, in the judgment of the Manager, such downgrade is likely to lead to a default.

Mortgage-Backed and Asset-Backed Securities - Mortgage-backed and asset-backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, these securities provide periodic payments which generally consist of both interest and principal payments. The estimated life of a mortgage-backed or asset-backed security and the average maturity of a portfolio including such securities varies with the prepayment experience with respect to the underlying debt instruments.

Mortgage-Backed Securities - General - Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States government or one of its instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. An issuer of mortgage-backed securities meeting certain conditions may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"). (See "Dividends, Distributions and Taxes.")

         GNMAs are pass-through interests in pools of mortgage loans insured by the Federal Housing Administration or by the Farmer's Home Administration or guaranteed by the Veterans Administration. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. GNMAs are backed by the full faith and credit of the United States, which means that the U.S. Government guarantees that interest and principal will be paid when due. FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-related securities representing interests in residential mortgage loans pooled by it. FHLMC is a corporate instrumentality of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal. FNMAs and FHLMCs are not backed by the full faith and credit of the United States.

Private Mortgage Pass-Through Securities - Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of, and investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. (See "Types of Credit Support" below.)

Types of Credit Support - Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories - (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities - Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (as such terms are defined above) (such collateral collectively referred to herein as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of, and interest on, the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments on the Mortgage Assets, are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

         The Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC" Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal on such securities having the highest priority after interest has been paid to all classes.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities ("SMBSs") are derivative multiclass mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the class' yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Funds may fail to fully recoup their initial investment in these securities even if the securities are rated AAA or Aaa. Currently, SMBSs having an IO and PO class are generally illiquid, and, therefore, the Funds will not invest more than 10% of the value of their net assets in such securities. (See "Investment Restrictions" below.)

         CMO Residuals - "CMO Residuals" are derivative mortgage securities issued by agencies or instrumentalities of the United States Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         The cash flow generated by the Mortgage Assets underlying series of CMOs is applied first to make required payments of principal of, and interest on, the CMOs and, second, to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the Mortgage Assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the Mortgage Assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying Mortgage Assets in the same manner as an IO class of a SMBS. (See "Stripped Mortgage-Backed Securities," above.) In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO Residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to SMBSs, in certain circumstances, the Funds may fail to fully recoup their initial investment in a CMO Residual.

         CMO Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO Residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933 (the "Securities Act"). CMO Residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser; however, the Trust does not anticipate that it will purchase any CMO Residual that imposes such liability on the Funds.

Asset-Backed Securities - General - The Funds also may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to the mortgage pass-through securities described above. As with mortgage-backed securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. (See "Types of Credit Support" above.)

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Special Risk Considerations - The yield characteristics of mortgage-backed and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

         Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. As a result, mortgage-backed securities are not as effective in locking in high long-term yields. Conversely, in periods of sharply rising rates, prepayments generally slow, increasing the security's average life and its potential for price depreciation. Amounts available for reinvestment by the Fund are therefore likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Generally, asset-backed securities are less likely to experience substantial prepayments than are mortgage-backed securities, primarily because the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. However, certain of the factors that affect the rate of prepayments on mortgage-backed securities also affect the rate of prepayments on asset-backed securities (e.g., fluctuations in interest rates and unemployment), although the predominant factors affecting prepayment rates on mortgage-backed and asset-backed securities may be different during any particular period. In periods of rapidly changing economic conditions, these factors can lead to volatility in the value of certain types of mortgage-backed and asset-backed securities.

         The Funds' respective returns will also be affected by the yields on instruments in which the Fund is able to reinvest the proceeds of payments and prepayments. Accelerated prepayments on securities purchased by the Funds at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

         New types of mortgage-backed securities and asset-backed securities are developed and marketed from time to time. Consistent with their respective investment limitations, the Funds expect to invest in those new types of instruments that the Manager believes may assist the Funds in achieving their respective investment objectives and to supplement this prospectus to appropriately describe such instruments.

INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which may not be changed without the approval of the Fund's shareholders. Briefly, these restrictions provide that a Fund may not:

1. Purchase the securities of any one issuer, other than the United States Government or any of its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the lending of portfolio securities, the purchase of debt securities and the entering into of repurchase agreements as discussed under "Investment Objectives and Policies;"

5. Borrow money except for (i) the short-term credits from banks referred to in paragraph 3 above and (ii) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the unexpected disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. Outstanding borrowings will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company (other than certain issuers of mortgage-backed and asset-backed securities), except by purchase in the open market where no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, and except when such purchase is part of a merger, consolidation or acquisition of assets; and

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act. The Fund will not, however, invest (in the case of the Balanced Fund and the Equity
      Fund) more than 10% of the value of its net assets in illiquid securities, restricted securities and not readily marketable securities and repurchase agreements of more than seven days' duration or (in the case of the Ultra Short Term Income Fund and the Growth and Income Fund) more than 10% of the value of its net assets in illiquid securities and repurchase agreements of more than seven days' duration.

         If a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund's portfolio securities will not be considered a violation of the Fund's policies or restrictions.

THE MANAGER

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         The manager of the Trust is Towneley Capital Management, Inc., a Delaware corporation founded in 1971, with its office located at 144 East 30th Street, New York, New York 10016 (the "Manager"). The Manager was, at December 31, 1997, investment adviser for assets of approximately $1 billion. In addition to the Trust, the Manager's clients include a limited number of corporations, insurance companies, foundations, colleges, hospitals and individuals. Wesley G. McCain, chairman and trustee of the Trust, has been chairman and director of the Manager since its founding in 1971 and is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. McCain is a controlling person of the Manager on the basis of his ownership of the Manager's stock.

Value Equity Composite (Growth and Income Fund only)

         The Value Equity Composite of the Manager includes the portfolios of all accounts of comparable size (other than portfolios below $1 million) managed by the Manager that have an investment objective, policies and strategies substantially similar to those of the Growth and Income Fund. The following table represents historical performance of the Value Equity Composite. This data compares the performance of these accounts against the Standard & Poor's 500 Index. The computed total rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. The table does not indicate how the Growth and Income Fund may perform in the future.

Year                 Value Equity Composite*                 S&P 500 Index+

1975                 45.23%                                  37.23%
1976                 21.1%                                   23.93%
1977                 -0.38%                                  -7.16%
1978                 6.88%                                   6.57%
1979                 12.34%                                  18.61%
1980                 22.98%                                  32.5%
1981                 19.3%                                   -4.92%
1982                 23.9%                                   21.55%
1983                 17.45%                                  22.58%
1984                 11.32%                                  6.27%
1985                 29.84%                                  31.73%
1986                 19.72%                                  18.67%
1987                 -3.56%                                  5.25%
1988                 13.52%                                  16.61%
1989                 22.77%                                  31.89%
1990                 -0.33%                                  -3.11%
1991                 24.23%                                  30.47%
1992                 15.57%                                  7.62%
1993                 16.18%                                  10.08%
1994                 0.53%                                   1.32%
-------------------------

* The Value Equity Composite is a composite of fully discretionary, separately managed accounts under the management of Towneley Capital Management, Inc. Each account included in the Value Equity Composite has an investment objective, policies and strategies substantially similar to the Growth and Income Fund. (Accounts with less than $1 million in assets are excluded.) The performance figures are net of advisory fees charged by the Manager - the only expense of such accounts over which the Manager has control. The use of the Growth and Income Fund's expense structure would have lowered the performance results shown in the Value Equity composite. The Value Equity Composite results have been prepared and presented in compliance with the Association for Investment Management and Research ("AIMR") performance presentation standards.

+ The Standard & Poor's 500 Composite Stock Price Index is a market value weighted benchmark of common stock performance. The index represents over 70% of the total U.S. equity market. The index is adjusted to reflect reinvestment of dividends.

         All information presented relies on data supplied by the Manager or is derived from statistical services, reports or other sources believed by the Trust to be reliable. The data for each period after 1985 has been audited by Deloitte & Touche. The data for the periods during the years 1975-1985 have not been audited. All data shown are presented in compliance with AIMR performance presentation standards.

Investment Management Contracts

         Pursuant to a Management Contract for the Balanced Fund and the Equity Fund, dated January 7, 1987 (the "1987 Contract"), and one for the Ultra Short Term Income Fund and the Growth and Income Fund dated December 27, 1994 (the "1994 Contract" and, together with the 1987 Contract, the "Management Contracts"), the Manager furnishes an investment program for each Fund, makes the day-to-day investment decisions for each Fund, executes the purchase and sale orders for the portfolio transactions of each Fund and generally manages each Fund's investments. Subject to each Fund's objective of obtaining the most favorable price and efficient execution, the Manager may place portfolio transactions with brokers or dealers which have been instrumental in the sale of a Fund's shares. When placing portfolio transactions, the Manager may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

         Under the Management Contracts, the Manager provides persons satisfactory to the Board of Trustees to serve as officers of the Trust. Such officers, as well as certain other employees and trustees, may be directors, officers or employees of the Manager. For its services under the Management Contracts, the Manager receives fees from each Fund at the following annual rates, which are expressed as a percentage of each Fund's average daily net assets:

  Ultra Short Term Income Fund                                      0.40%
  Balanced Fund                                                     0.80%
  Growth and Income Fund                                            0.90%
  Equity Fund                                                       1.00%

         These fees are accrued daily and paid monthly. The rates of the management fees to be paid by the Balanced Fund, the Growth and Income Fund and the Equity Fund are higher than the rates paid by most other registered investment companies. The Manager may from time to time from its own funds (other than the management fees paid by the Funds) compensate brokers and other persons, including Eclipse Financial Services, Inc. and other affiliates of the Manager, for providing shareholder services or assistance in distributing the Funds' shares. Eclipse Financial Services, Inc. may, in turn, make payments out of amounts received from the Manager to compensate brokers and other persons for providing shareholder services.

         The Trust has retained MainStay Management, Inc., a registered broker-dealer unaffiliated with the Manager, to administer all aspects of the Trust's operations except those which are the responsibility of the Manager. In connection with its responsibilities as administrator, MainStay Management, Inc. performs such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Trust, including maintaining certain books and records; authorizing the payment of Fund expenses and maintaining control over daily cash balances; monitoring the availability of funds for investment; overseeing and confirming portfolio holdings with the Custodian and the Manager; coordinating and controlling on a daily basis the administrative and professional services rendered to the Trust by others, including the Manager, Custodian and the Transfer and Dividend Disbursing Agent, and the Trust's Shareholder Servicing Agent, as well as accounting, auditing and other services performed for the Trust; calculating the net asset value of the Trust's shares; providing the Trust with adequate conference facilities for all board meetings; overseeing the preparation and filing with the Securities and Exchange Commission of the Trust's registration statement, prospectus and statement of additional information; and preparing and filing all required State Blue Sky filings. For providing such services, MainStay Management, Inc. receives a fee, computed daily and paid monthly in arrears, from the Manager based on the average combined daily net asset value of the Funds ("Combined Assets") to be calculated at the annual rate of 0.15% of the Combined Assets up to $50 million, plus 0.12% of such Combined Assets in excess of $50 million but not in excess of $100 million, plus 0.08% of such Combined Assets in excess of $100 million but not in excess of $150 million; plus 0.05% of such Combined Assets in excess of $150 million but not in excess of $750 million and 0.02% of the Combined Assets in excess of $750 million. Because MainStay Management, Inc. has been retained by the Trust, the Trust can directly supervise the performance of its administrative functions, even though MainStay Management, Inc. receives no compensation directly from the Trust.

         Under the 1987 Contract, for the fiscal year ended December 31, 1997, the Manager received a fee from the Equity Fund equal to 1.00% of the Fund's average daily net assets. Under the Management Contracts, for the fiscal year ended December 31, 1997, the Manager was entitled to receive fees from the Ultra Short Term Income Fund in the amount of 0.40% of average daily net assets, which fee was waived in its entirety by the Manager; from the Balanced Fund in the amount of 0.80% of average daily net assets, of which $153,387 was voluntarily waived by the

Manager; and from the Growth and Income Fund in the amount of 0.90% of average daily net assets, of which $82,079 was voluntarily waived by the Manager.

Year 2000

         Like other investment companies, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Distributor or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser and the Distributor are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and the Adviser is taking steps to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

         The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Trust, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Trust is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Trust.

EXPENSES OF THE TRUST

Except as set forth above under "Manager," the Trust is responsible for the payment of its expenses. Without limitation such expenses include the fees payable to the Manager; the organizational expenses payable to the Manager; any brokerage fees and commissions; taxes; interest; the cost of any liability insurance or fidelity bonds; legal and auditing fees and expenses; the fees and certain expenses of the Trust's Custodian and Transfer and Dividend Disbursing Agent; the fees of any trade association of which the Trust is a member; the expenses of printing and mailing reports and notices to shareholders; filing fees and other costs for the registration or qualification of each Fund's shares under Federal or state securities laws; the fees and expenses involved in registering and maintaining registration of the Trust and of each Fund's shares with the Securities and Exchange Commission; the costs of registering the Trust as a broker or dealer; the expenses of servicing shareholders and shareholder accounts held by the Trust directly; and any extraordinary expenses incurred by a Fund.

         For the fiscal year ended December 31, 1997, the expenses of the Equity Fund, including the management fee, equaled 1.14% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, the expenses of the Balanced Fund equaled 0.84% of the Fund's average daily net assets (net of the management fee waived equivalent to 0.18% of average net assets). For the fiscal year ended December 31, 1997, the expenses of the Growth and Income Fund equaled 0.94% of the Fund's average daily net assets (net of the management fee waived equivalent to 0.16% of average net assets) and the expenses of the Ultra Short Term Income Fund were equal to 0.00% of the Fund's average daily net assets (after management fee waived equivalent to 0.40% of average net assets and other expenses reimbursed equivalent to 0.82% of average net assets).

HOW TO PURCHASE AND REDEEM SHARES

Each Fund sells and redeems its shares on a continuing basis at its net asset value and does not impose a sales charge for either sales or redemptions. All transactions in Fund shares are effected through the Trust's transfer agent, Investors Fiduciary Trust Company (the "Transfer Agent"), which accepts orders for purchases and redemptions from investors directly. The minimum initial investment in each Fund is $1,000. The minimum investment required to open an individual retirement account is also $1,000. (See "Retirement Plans.") The Fund minimum does not apply to automatic investment accounts (see "Automatic Investment" below) or to gift accounts. Initial investments may be made in any amount in excess of the applicable minimums. There is no minimum for subsequent investments.

         Shareholder accounts may be maintained through brokerage firms or other financial institutions, including the Manager and its affiliates. Such institutions may make arrangements for their customers to purchase and redeem

Fund shares by telephone, in which event a transaction fee may be charged by the institution (not by the Trust). In addition, the $1,000 minimum initial investment amount does not apply to shareholder accounts maintained through such institutions, which may impose their own minimum investment amounts.

         Shares of each Fund are offered at the next determined net asset value by the Fund as an investment vehicle for individuals, institutions, fiduciaries and retirement plans. Prospectuses, sales material and applications may be obtained from the Trust's shareholder servicing agent, Eclipse Financial Services, Inc., P.O. Box 2196, Peachtree City, Georgia 30269, 1-800-872-2710 or 1-770-631-0414 (within Georgia). Orders received by Investors Fiduciary Trust Company, the Trust's Transfer Agent, prior to 4:00 P.M., New York City time, on a Fund business day, will result in shares being issued the same day. The price will be based on that day's net asset value. Orders which are received after 4:00 P.M., New York City time, will not result in share issuance until the next Fund business day.

         For each shareholder of record, the Transfer Agent, as the shareholder's agent, establishes an open account to which all shares purchased are credited, together with any dividends and capital gain distributions which are paid in additional shares. (See "Dividends, Distributions and Taxes.") It is the Funds' policy not to issue share certificates.
Each Fund reserves the right to reject any subscription for its shares.

         At the time of initial investment in the Trust, investors must elect on their application the Fund(s) in which they wish to invest. Subject to each Fund's initial investment minimums, investors may divide their investment in the Trust among the Funds in any manner they choose. Subject to a $500 minimum, stockholders may transfer all or a portion of their shares from one open Fund account to another open Fund account at any time. Any transfer into a Fund in which the stockholder does not have an open account must satisfy the Fund's initial investment minimum. Stockholders will have a separate account with the Trust for each Fund in which they invest.

Initial Purchase of Shares

Mail - To purchase shares of a Fund send a check made payable to "Eclipse Funds" and a completed application to:

         Eclipse Funds
         c/o Investors Fiduciary Trust Company
         P.O. Box 419595
         Kansas City, MO 64179

         IFTC will not accept third-party checks.

         Checks are accepted subject to collection at full face value in United States currency.

Bank Wire - To purchase shares of a Fund using the wire system for transmittal of money among banks, an investor should first telephone Eclipse Financial Services, Inc. at 1-800-872-2710 or 1-770-631-0414 (within Georgia) to obtain a new account number.

         The investor should then instruct a member commercial bank to wire funds to:

         Investors Fiduciary Trust Company
         ABA 101003621
         for further credit to a/c #7512554
         Re: -Name of Fund-
         Account Number __________________________
         Account Name____________________________
         Social Security #/Tax ID #___________________

         Then promptly complete and mail the subscription order form to the Transfer Agent (Investors Fiduciary Trust Company). There may be a charge by your bank for transmitting the money by bank wire. The Transfer Agent does not charge investors in the Trust for the receipt of wire transfers. If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day.

Automatic Investment - By completing the automatic investment authorization, you can direct Eclipse Funds to charge your bank account for the monthly purchase of shares of the Fund(s) of your choice. Your account will be charged on or about the 20th day of each month and you will receive a confirmation of every transaction. There is no initial minimum if you open an automatic investment account, but the minimum monthly purchase is $50.

Subsequent Purchases of Shares

Subsequent purchases can be made by bank wire, by automatic investment or by mailing a check as instructed above.

         There is no minimum for subsequent purchases. All payments should clearly indicate the name of the Fund whose shares are being purchased and the shareholder's account number.

         Provided that the information on the subscription order form on file with the Trust is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

General Information Regarding Redemptions

Upon receipt by the Transfer Agent of a redemption request in proper form, shares of each Fund will be redeemed at their next determined net asset value. (See "Net Asset Value.") Redemption requests may be made by mail or by telephone, and automatic withdrawals may be authorized by establishing a Systematic Withdrawal Account as described below.

Redemption by Mail - Redemptions may be made by mail to the Transfer Agent at:

         Eclipse Funds
         c/o Investors Fiduciary Trust Company
         P.O. Box 419595
         Kansas City, MO 64179

         The letter must specify the name of the Fund, the dollar amount or number of shares to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign). In all cases, all the signatures on a redemption request must be guaranteed by a bank, broker-dealer, municipal securities broker and dealer, government securities dealer and broker, credit union, a member firm of a national securities exchange, registered securities association or clearing agency or savings association. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP.") (Signature guarantees by savings banks and notaries public are not acceptable.) Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from certain accounts such as corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

Redemption by Telephone - Shares of each Fund may also be sold by calling the Transfer Agent at 1-800-525-0687. In order to utilize this procedure for telephone redemption, a shareholder must have previously elected this procedure in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor at the address of record for that investor. To change your address of record, send the stub of your account statement signed by all account holders, or send a written request with signature(s) guaranteed as described above under "Redemption by Mail" to the Transfer Agent. The Trust reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemption requests may not be modified or canceled. The selling price of each share being redeemed will be the per share net asset value next calculated by the relevant Fund after receipt by the Transfer Agent of the telephone redemption request.

         To preserve flexibility, the Trust may revise or remove the ability to redeem shares by telephone, or may charge a fee for such service, although currently, the Trust does not expect to charge a fee. The Trust will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmations of all such transactions, and/or tape recording all telephone instructions. Assuming procedures such as the above have been followed, the Trust will not be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. As a result of this policy, the investor will bear the risk of any loss unless the Trust has failed to follow such procedure(s).

         During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent by letter as previously described.

Automatic Withdrawal - If you own Fund shares worth at least $10,000 at the current net asset value, you may create a Systematic Withdrawal Account from which a fixed sum will be paid to you at regular intervals. Please contact shareholder servicing for additional information.

Payment of Proceeds - Checks for redemption proceeds normally will be mailed within three business days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days. Unless other instructions are given, a check for the proceeds of a redemption will be sent to the shareholder's address of record and generally will be mailed within three business days after receipt of the request.

         The Trust may suspend the right of redemption and postpone the date of payment for more than seven days during any period when (i) trading on the New York Stock Exchange is restricted or the Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency, as defined by rules of the Securities and Exchange Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable. The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for income tax purposes.

Redemption at the Option of the Fund - To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares of a Fund in an account (other than an individual retirement account) which has a value below $500 as a result of voluntary redemptions. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

RETIREMENT PLANS

Recent federal tax legislation has expanded the types of individual retirement accounts ("IRAs") available to individuals for tax deferred retirement savings. In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA.

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Each Fund has available a form of traditional IRA for investment in each Fund's shares. Individuals earning compensation, including earnings from self-employment, generally may make IRA contributions of up to $2,000 annually. However, the deductibility of an individual's IRA contribution may be reduced or eliminated if the individual or, in the case of a married individual, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan. Generally if a taxpayer is not covered by an employer-sponsored retirement plan, the amount the taxpayer may deduct for federal income tax purposes in a year for contributions to an IRA is the lesser of $2,000 or the taxpayer's compensation for the year. If the taxpayer is covered by an employer-sponsored retirement plan, the amount of IRA contributions the taxpayer may deduct in a year may be reduced or eliminated based on the taxpayer's adjusted gross income for the year. The adjusted gross income level at which a single taxpayer's deduction for 1997 is affected, $25,000, will increase annually to $50,000 in the year 2005. The adjusted gross income level at which the deduction for a married taxpayer (who does not file a separate return) is affected, $40,000, will increase annually to $80,000 in the year 2007. If the taxpayer is married, files a separate return, and is covered by a qualified retirement plan, the taxpayer may not make a deductible contribution to an IRA if the taxpayer's income exceeds $10,000. If the taxpayer is not covered by an employer-sponsored retirement plan, but the taxpayer's spouse is, the amount the taxpayer may deduct for IRA contributions will be phased out if the taxpayer's adjusted gross income is between $150,000 and $160,000. In addition, an individual with a non-working spouse may establish a separate IRA for the spouse and annually contribute a total of up to $4,000 to the two IRAs, provided that no more than $2,000 may be contributed to the IRA of either spouse. The minimum investment required to open an IRA with the Fund is $1,000.

         Withdrawals from a traditional IRA, other than that portion, if any, of the withdrawal considered to be a return of the investor's non-deductible IRA contributions, are taxed as ordinary income when received. Such withdrawals may be made without penalty after the participant reaches age 59 1/2, and must commence shortly after age 70 1/2. Withdrawals before age 59 1/2 or the failure to commence withdrawals on a timely basis after age 70 1/2 may involve the payment of certain penalties.

SIMPLE Individual Retirement Annuities

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan of Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement accounts ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which becomes available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to certain required distribution rules on the death of the account owner. The Roth IRA, like the traditional IRA is subject to a $2,000 ($4,000 for a married couple)
contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 and $160,000 if married and filing jointly).

         Shares of either Fund may also be a suitable investment for assets of "section 403(b) accounts" and other types of qualified pension or profit-sharing plans, including cash or deferred or salary reduction "section 401(k) plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans.

         Persons desiring information concerning investments by IRAs and other retirement plans should write or telephone the Trust.

EXCHANGE PRIVILEGE

Shareholders of any Fund are entitled to exchange some or all of their shares for any other Fund. An exchange of shares in a Fund pursuant to the exchange privilege may result in a shareholder realizing a taxable gain or loss for income tax purposes.

         There is no charge for the exchange privilege or limitation as to frequency of exchanges. The minimum amount for an exchange is $500, except that shareholders who are establishing a new account with an investment company or a portfolio through the exchange privilege must insure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made.

         Instructions for exchanges may be made in writing to Investors Fiduciary Trust Company at the appropriate address listed above or, for shareholders with telephone exchange, by calling Investors Fiduciary Trust Company at l-800-525-0687. The Trust reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such dividend or distribution. Election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

         While it is the intention of the Funds to distribute to their respective shareholders substantially all of each fiscal year's net income (quarterly with respect to the Ultra Short Term Income Fund and the Balanced Fund, and annually with respect to the Growth and Income Fund and the Equity
Fund) and net realized capital gains, if any (annually with respect to all of the Funds), the amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

         The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Fund, including the status of distributions from each Fund under applicable state or local law.

Federal Income Taxes

Each of the Funds intends to qualify for tax treatment as a "regulated investment company" under the Code. Qualification as a regulated investment company generally relieves a Fund of Federal income tax on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders.

         Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, dividends paid by the Balanced Fund, the Growth and Income Fund and the Equity Fund may be eligible for the dividends-received deduction, to the extent that the Fund's income is derived from qualifying dividends received by the Fund from domestic corporations. Distributions of the excess of net long-term capital gains over net short-term capital losses which are designated by a Fund as capital gain dividends are taxable to the shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), irrespective of the length of time a shareholder may have held his shares. Such capital gains distributions are not eligible for the dividends-received deduction referred to above. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Each year each Fund will notify shareholders of the tax status of dividends and distributions.

         Investments by the Ultra Short Term Income Fund and the Balanced Fund in zero coupon securities will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

         Both the Ultra Short Term Income Fund and the Balanced Fund may invest in residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to require the Fund to allocate any excess inclusion income to its shareholders in proportion to the dividends received by them, with the same consequences as if the shareholders held the REMIC residual interests directly. In general, excess inclusion income (i) cannot be offset by net operating losses, (ii) is unrelated business taxable income, thereby potentially requiring tax-exempt entities to file a tax return and pay tax on the income, and (iii) in the case of a foreign shareholder, will not qualify for a reduced rate of U.S. federal withholding tax. It is anticipated that only a small portion, if any, of the assets of the Ultra Short Term Income Fund and of the Balanced Fund will consist of residual interests in REMICs.

         Upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a shareholder generally will realize a capital gain or loss which may be eligible for reduced capital gains rates, generally depending upon the shareholder's holding period for the shares.

         Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         Further information relating to tax consequences is contained in the Statement of Additional Information.

State and Local Taxes

Fund distributions may be subject to state and local taxes. Investors should consult their own tax advisers regarding the particular tax consequences of an investment in a Fund.

NET ASSET VALUE

The Trust determines the net asset value per share of each Fund as of 4:00 P.M., New York City time, by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the number of shares outstanding at the time the determination is made. The Trust determines each Fund's net asset value on each Trust business day. Trust business day for this purpose means weekdays (Monday through Friday) except customary national business holidays and Good Friday. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "How to Purchase and Redeem Shares.")

         Portfolio securities for which market quotations are readily available (including asset-backed securities) are valued at market value. All other investment assets of each Fund are valued in such manner as the Board of Trustees of the Trust in good faith deems appropriate to reflect their fair value.

GENERAL INFORMATION

Description of Shares

The Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund are portfolios of Eclipse Funds, a Massachusetts business trust established by an Agreement and Declaration of Trust dated July 30, 1986. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into any number of portfolios of shares (also sometimes referred to as classes, or series, of shares), subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's shares are entitled to one vote per share with proportional voting for fractional shares. There are no conversion or preemptive rights in connection with any shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Shares of each Fund are redeemable at net asset value, at the option of the shareholders.

         As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Procedures for calling a shareholders meeting for the removal of Trustees of the Trust, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Trust.

Performance

From time to time, a Fund may advertise its "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in a Fund from the beginning date of the measuring period to the ending date of the measuring period. The figure reflects changes in the price of a Fund's shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the Fund. Figures will be given for recent one-, five- and ten-year periods (when applicable), and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis). When considering "average" total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in the Fund's share price and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

         A Fund may also distribute sales literature or publish advertisements containing "principal only" performance information for a Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of a Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indices (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

         From time to time, the Ultra Short Term Income Fund and the Balanced Fund may advertise their respective 30-day "yields." The yield of the Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Fund during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

         In reports or other communications to shareholders of a Fund or in advertising materials, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical

Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications. It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., The Standard & Poor's Index of 500 Stocks, The Dow Jones Industrial Average and other industry publications. The Statement of Additional Information further describes the methods used to determine a Fund's performance.

Custodian, Transfer Agent and Dividend Agent

Investors Fiduciary Trust Company, P.O. Box 419595, Kansas City, Missouri 64179 is custodian, transfer agent and dividend agent for the shares of the Trust. Investors Fiduciary Trust Company does not assist in and is not responsible for investment decisions involving assets of the Funds.

Information for Shareholders

All shareholder inquiries should be directed to Eclipse Financial Services, Inc., P.O. Box 2196, Peachtree City, Georgia, 30269 (1-800-872-2710 outside Georgia or 1-770-631-0414 within Georgia).

         The Trust sends to all its shareholders semiannual unaudited and annual audited reports, including a list of investment securities held.

                                   APPENDIX A

                                  BOND RATINGS

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Unrated: When no rating has been assigned or when no rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.   An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

         Note: Those bonds in the Aa, A and Baa groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1.

Standard & Poor's Corporation

         AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                  ECLIPSE FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998


                              144 East 30th Street
                            New York, New York 10016
                                 (800) 872-2710
                            In Georgia (770) 631-0414


         Eclipse  Funds  (the  "Trust")  is  a  no-load,  open-end,  diversified management investment company. The Trust currently has four investment portfolios: the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund (individually a "Fund" and collectively the "Funds").

         ULTRA SHORT TERM INCOME FUND: The investment objective of the Ultra Short Term Income Fund is to seek a high level of current income, preservation of capital and a relatively stable net asset value. This fund is designed for the investor who seeks a higher yield than a money market fund (and is willing to assume some principal risk) but less fluctuation in net asset value than a longer-term bond fund. It is not a money market fund and may not maintain a stable net asset value per share. The duration of the Fund's portfolio will not exceed one year. The Ultra Short Term
         Income Fund will generally limit its investments to securities which, in the opinion of the Fund's Manager, are issued by companies that are socially responsible.

         BALANCED FUND: The investment objective of the Balanced Fund is to seek a high total return from a combination of equity and fixed-income investments.

         GROWTH AND  INCOME  FUND:  The  investment  objective  of the
         Growth and Income Fund is to seek a high total return consisting of both current income and realized and unrealized capital gains from equity securities and equity-related securities. Equity selection for the Growth and Income Fund will be based on estimated relative intrinsic value, expected future earnings growth and current and expected dividend income.

         EQUITY FUND: The investment objective of the Equity Fund is to seek a high total return from equity investments. The Fund pursues its objective by investing primarily in smaller capitalization companies.

         Securities are selected and weighted in each Fund's portfolio with a view toward achievement of its investment objective.

         Towneley Capital Management, Inc. serves as Manager to the Trust.

         This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust's prospectus relating to the Funds dated May 1, 1998 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by writing or telephoning the Trust at the address and telephone number set forth above.

                           TABLE OF CONTENTS


                                                                            Page


INVESTMENT POLICIES AND RISK CONSIDERATIONS..................................  3

INVESTMENT RESTRICTIONS......................................................  5

MANAGEMENT...................................................................  5

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................  9

REDEMPTION OF SHARES......................................................... 10

NET ASSET VALUE.............................................................. 11

DESCRIPTION OF SHARES........................................................ 11

TAXATION .................................................................... 13

PERFORMANCE.................................................................. 15

COUNSEL AND AUDITORS......................................................... 18

GENERAL INFORMATION.......................................................... 18

FINANCIAL STATEMENTS......................................................... 18

                   INVESTMENT POLICIES AND RISK CONSIDERATIONS

Investment Policies Applicable to the Ultra Short Term Income Fund and the Balanced Fund

Floating and Variable Rate Notes

     Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on such notes is based on an identified interest rate index and is adjusted automatically at specified intervals or when the index changes.

Mortgage-Backed Securities

     Government Guaranteed Mortgage Pass-Through Securities. The Ultra Short Term Income Fund and the Balanced Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

     The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1939 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the United States Government.

     Each FNMA Certificate will represent pro rata interests in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

     FHLMC guarantees to each registered holder of an FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of an FHLMC Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the United States Government.

     FHLMC Certificates represent pro rata interests in a group of mortgage loans (an "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

Investment Policies Applicable to All Funds
-------------------------------------------

Warrants

     Each Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any right in the assets of the issuing company. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. A Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included in that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Lending of Portfolio Securities

     Each Fund may from time to time lend securities from its portfolio to brokers or dealers, banks or other institutional investors and receive collateral in the form of cash or United States Government obligations. Under each Fund's current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In determining whether to lend securities to a particular broker-dealer or financial institution, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. A Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will a Fund lend its portfolio securities to any officer, director, trustee, employee or affiliate of the Fund or the Manager.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions which are in addition to those described in the Prospectus. Under the following restrictions, which may not be changed without the approval of a Fund's shareholders, a Fund may not:

     1. Purchase or otherwise acquire interests in real estate (including, in the case of the Ultra Short Term Income Fund and the Growth and Income Fund, interests in real estate limited partnerships) or real estate mortgage loans, or interests in oil, gas or other mineral exploration or development programs, except that the Ultra Short Term Income Fund and the Balanced Fund may acquire mortgage-backed securities;

     2. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

     3.  Purchase or acquire commodities or commodity contracts;

     4. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

     5. Participate on a joint, or a joint and several, basis in any securities trading account; or

     6.  Invest in companies for the purpose of exercising control.

     In addition, each Fund has adopted certain additional investment restrictions, including the following, which may be changed by the Board of Trustees without shareholder approval. None of the Funds may (i) purchase or retain the securities of any issuer if the officers, directors or trustees of the Trust or the Trust's adviser owning beneficially more than one-half of one percent of the securities of any issuer together own beneficially more than 5% of such securities, or (ii) purchase the securities of other open-end investment companies. Neither the Balanced Fund nor the Equity Fund may invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation and equity securities of issuers which are not readily marketable. Neither the Growth and Income Fund nor the Ultra Short Term Income Fund may (i) invest more than 5% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation, or
(ii) invest more than 15% of the total assets in the securities of issuers which together with any predecessors have a record of less than three years' continuous operation or securities of issuers which are restricted as to disposition (including for this purpose Rule 144A securities).

                                   MANAGEMENT

Trustees and Officers

     The Trustees and executive officers of the Trust, and their principal occupations for the past five years, are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), are indicated by an asterisk.

     Wesley G. McCain*, 55, Trustee, Chairman of the Board and President, is the founder and has been Chairman of Towneley Capital Management, Inc. since 1971. His address is 144 East 30th Street, New York, New York 10016. Mr. McCain is a trustee of the Van Eck Funds and the Van Eck World Wide Insurance Trust, a director of the Van Eck/Chubb Funds, Inc. and a director of the Peregrine Fund and is a general partner of Pharaoh Partners, L.P., which is the general partner of Libre Partners, L.P. He is also a Trustee of Libre Group Trust, a director of Libre Investments (Cayman) Ltd. and Chairman of Millbrook Associates, Inc. and of Eclipse Financial Services, Inc. He is a Chartered Financial Analyst and a member of the

Association for Investment Management and Research. In addition to managing investment portfolios, Mr. McCain's experience includes economic and financial consulting to a diversified corporate clientele.

     Sigrid A. Hess*, 56, Trustee, Executive Vice President and Secretary, is a Vice President of Towneley Capital Management, Inc., where she has been employed since 1977. Her address is 144 East 30th Street, New York, New York 10016.

     John C. Novogrod, 55, Trustee, is a partner of the law firm of Kirkland & Ellis since 1997. Prior to this, he was a partner of Hughes Hubbard & Reed from 1978 to 1986, a partner of Reboul, MacMurray, Hewitt, Maynard & Kristol from 1986 to 1991, a partner of Novogrod & Kurlander from 1991 to 1995, and a partner of Schiff, Hardin & Waite from 1995 to 1997. His address is 153 East 53nd Street, New York, New York 10022.

     Yung Wong, 59, Trustee, was a Director of Shaw Investment Management (H.K.) Limited (an asset management and direct investment firm) from 1994 to 1995, and was a General Partner of Abacus Partners Limited Partnership (general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong is also a director of Back Bay Funds, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc., and Virginia Daily Municipal Income Fund, Inc. He is also a trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund and Pennsylvania Daily Municipal Income Fund.

     John C. Van Eck, 82, Trustee, is Chairman of the Board and President of Van Eck Funds and Van Eck Worldwide Insurance Trust (mutual funds). He is Chairman of Van Eck Associates Corporation, an investment adviser, and Van Eck Securities Corporation, a broker dealer. He is President of the Asia Dynasty Fund, Global Balanced Fund, and Emerging Markets Growth Fund Series of Van Eck Funds and the Worldwide Balanced Fund and Worldwide Emerging Markets Fund Series of Van Eck Worldwide Insurance Trust. He was Chairman of companies and investment companies affiliated with the Van Eck Associates Corporation from 1955 to 1991. His address is 99 Park Avenue, New York, New York 10016.

     Anthony W. Polis, 54, Vice President and Treasurer, is a Vice President of New York Life Insurance Company, a Director, Vice President and Chief Financial Officer of NYLIFE Securities Inc. and NYLIFE Distributors, Inc. and a treasurer of MainStay Management, Inc. He has also been Vice President and Chief Financial Officer of The MainStay Funds from 1988 to the present, Treasurer of MainStay Institutional Funds, Inc. since 1990, and Treasurer of MainStay VP Series Fund Inc. from 1993 to the present. From 1983 through 1988, he was Vice President of Drexel Burnham Lambert Incorporated, DBL Tax-Free Fund Inc., DBL Cash Fund Inc., The Drexel Burnham Fund, Drexel Series Trust, Fenimore International Fund Inc., BT Investment Trust and BT Tax Free Investment Trust and Assistant Treasurer, Drexel Bond-Debenture Trading Fund. His address is 51 Madison Avenue, New York, New York 10010.

     Sylvia McCormick, 51, Vice President, has been employed by Towneley Capital Management, Inc. since September, 1973. She is President of Eclipse Financial Services, Inc., the Trust's shareholder servicing agent. Her address is 21 Eastbrook Bend, Suite 119, Peachtree City, Georgia 30269.

     A. Thomas Smith III, 40, Assistant Secretary, has been Assistant General Counsel of New York Life Insurance Company since 1994. Mr. Smith was Assistant General Counsel of the Dreyfus Corporation from 1991 to 1993. From 1989 to 1991, he was Senior Associate with Willkie, Farr & Gallagher, and from 1986 to 1988, Staff Attorney in the Chief Counsel's Office of the U.S. Securities and Exchange Commission, Division of Investment Management. His address is 51 Madison Avenue, New York, New York 10010.

     Sara L. Badler, 37, Assistant Secretary, has been Associate Counsel of New York Life Insurance Company since 1994. Ms. Badler worked for Oppenheimer
Management Corporation from 1987 to 1993 as Vice President and Associate Counsel, and also worked as a consulting attorney. From 1984 to 1987 she was Associate Counsel for Damson Oil Corporation. From 1993 to 1994 she taught in New York City. Her address is 51 Madison Avenue, New York, New York 10010.

     Antoinette B. Cirillo, 44, Assistant Treasurer, has been Assistant Vice President, Director and Senior Accountant of Mutual Fund Accounting Operations, NYLIFE Securities Inc. from 1988 to the present, Assistant Treasurer of The MainStay

Funds from 1992 to the present, Assistant Treasurer of MainStay Institutional Funds, Inc. from 1992 to the present, Assistant Treasurer of MainStay VP Series Fund, Inc. from 1993 to the present, and Assistant Treasurer from 1997 to present and Assistant Vice President from 1993 to present of MainStay Management, Inc. She held various positions in New York Life Insurance Company from 1987 to 1988. Her address is 51 Madison Avenue, New York, New York 10010.

     Patrick J. Farrell, 38, Assistant Treasurer, has been Corporate Vice President and Assistant Treasurer of MainStay Management, Inc. and Corporate Vice President of NYLIFE Securities, Inc. from 1996 to the present, Assistant Treasurer of MainStay Funds from 1996 to the present, Assistant Treasurer of MainStay Institutional Funds from 1996 to the present and Assistant Treasurer of MainStay VP Series Fund from 1996 to the present. He was Vice President of Alliance Capital Management Corporation from 1988 to 1996. From 1986 to 1988, he was Vice President and Associate Manager of Drexel Burnham Lambert Incorporated. From 1983 to 1986, he was Assistant Treasurer of Lexington Management Corporation. From 1981 to 1983 he was a Senior Accountant for Peat Marwick Mitchell & Company. His address is 51 Madison Avenue, New York, New York 10010.

     Trustees of the Trust not affiliated with Towneley Capital Management, Inc. or MainStay Management, Inc. receive from the Trust an annual retainer of $2,000 and a fee of $750 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Officers of the Trust and Trustees who are affiliated with Towneley Capital Management, Inc. or MainStay Management, Inc. do not receive compensation from the Trust. The following table sets forth information regarding compensation of Trustees by the Trust for the fiscal year ended December 31, 1997.

                                                 Compensation Table
                                           (Year Ended December 31, 1997)


                                                Pension or
                                                Retirement
                           Aggregate          Benefits Accrued         Estimated Annual       Total Compensation
Name of                   Compensation        As Part of Trust         Benefits Upon              From Trust
Trustee                  from the Trust           Expenses               Retirement           Paid to Trustees*

Sigrid A. Hess              $     0                 $0                       $0                     $    0

Wesley G. McCain            $     0                 $0                       $0                     $    0

John C. Novogrod            $5,000                  $0                       $0                     $5,000

John C. Van Eck             $5,000                  $0                       $0                     $5,000

Yung Wong                   $5,000                  $0                       $0                     $5,000

---------------
* Eclipse Funds includes all of the funds (or portfolios) advised by Towneley Capital Management, Inc., and is not a related person of any other registered investment company.

Manager

     Pursuant to a Management Contract dated January 7, 1987 with the Trust with respect to the Balanced Fund and the Equity Fund (the "1987 Contract") and a Management Contract dated December 27, 1994 with the Trust with respect to the Ultra Short Term Income Fund and the Growth and Income Fund (the "1994 Contract" and, together with the 1987 Contract, the "Management Contracts"), Towneley Capital Management, Inc. (the "Manager") furnishes investment programs for the Funds, makes the day-to-day investment decisions for each Fund, executes the purchase and sale orders for the portfolio transactions of each Fund, and generally manages each Fund's investments. Mr. McCain, chairman and trustee of the Trust and chairman and director of the Manager, may be deemed a "controlling person" of the Manager on the basis of his ownership of the Manager's stock.

     The 1987 Contract was approved on December 8, 1986, and the 1994 Contract was approved on December 20, 1994, in each case by the Board of Trustees, including a majority of the trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager. The sole initial shareholder of the Balanced Fund and the Equity Fund approved the 1987 Contract on January 7, 1987, and the sole initial shareholder of each of the Growth and Income Fund and the Ultra Short Term Income Fund approved the 1994 Contract on December 27, 1994. Amendments to the 1987 Contract, to provide for the management of the Balanced Fund and to eliminate 12b-1 expenses as an allowable expense payable by either Fund, were approved on March 15, 1989 and March 16, 1990, respectively, by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or the Manager. The 1987 Contract, as amended, was approved by the public shareholders of each of the Balanced Fund and the Equity Fund at a meeting held on June 13, 1990. The 1987 Contract and the 1994 Contract shall continue in effect as to each Fund provided that continuance is specifically approved annually by the Trust's Board of Trustees or by vote of such Fund's shareholders, and in either case by a majority of the trustees who are not parties to the relevant Management Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on the relevant Management Contract.

     Under the Management Contracts, the Funds pay management fees to the Manager at the following rates, which are expressed as a percentage of the average daily net assets of each Fund:

                  Ultra Short Term Income Fund                 0.40%
                  Balanced Fund                                0.80%
                  Growth and Income Fund                       0.90%
                  Equity Fund                                  1.00%

     For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Manager voluntarily waived fees of $10,021, $18,414 and $19,113, respectively (in each case, its entire fee) for the Ultra Short Term Income Fund.

     For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the fees payable by the Balanced Fund under the 1987 Contract were $414,448, $672,074 and $681,825, respectively. During the years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Manager voluntarily waived fees for the Balanced Fund totaling $160,241, $200,877 and $153,387, respectively.

     For the fiscal year ended December 31, 1995, the Manager voluntarily waived fees of $41,173 (its entire fee) for the Growth and Income Fund. For the fiscal years ended December 31, 1996 and December 31, 1997, the fees payable by the Growth and Income Fund under the 1994 Contract amounted to $76,816 and $470,307, respectively, and the Manager voluntarily waived fees totaling $57,284 and $82,079, respectively.

     For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the fees paid by the Equity Fund under the Management Contract were $1,860,540, $1,657,486 and $1,781,313 respectively.

     As of the date of this Statement of Additional Information, the Manager is continuing to waive all of its fee for the Ultra Short Term Income Fund, and a portion of its fee for the Balanced Fund and the Growth and Income Fund, and to reimburse all of the expenses of the Ultra Short Term Income Fund. Also as of the date of this Statement of Additional Information, the Manager is maintaining the expense ratio of the Balanced Fund at a level not to exceed 0.85% and the expense ratio of the Growth and Income Fund at a level not to exceed 0.95%, including certain indirect expenses.

     Under the Management Contracts, the Manager is required to pay the fees of the Trust's administrator (see "Administrator" below).

     The Management Contracts can be terminated without penalty by the Trust on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Manager on 60 days' written notice, and will automatically terminate in the event of its assignment. The Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

     If the Manager ceases to act as the Trust's investment adviser, or, in any event, if the Manager requests in writing, the Trust will take action to change its name to a name not including the word "Eclipse."

Administrator

     Pursuant to its administration contract with the Trust, MainStay Management, Inc., a registered broker-dealer unaffiliated with the Manager (the "Administrator"), administers all aspects of the Trust's operations except those which are the responsibility of the Manager. The Administrator is a wholly-owned subsidiary of New York Life Insurance Company.

     Because of the services rendered to the Trust by the Manager and the Administrator, the Trust itself requires no employees other than its officers, none of whom receive compensation from the Trust and all of whom are employed by the Manager or the Administrator. In connection with its responsibilities as Administrator, the Administrator performs such supervisory, administrative, and clerical functions as are necessary in order to provide effective administration of the Trust, including maintaining certain books and records; authorizing the payment of Fund expenses and maintaining control over daily cash balances; monitoring the availability of funds for investment; overseeing and confirming portfolio holdings with the Custodian and the Manager; coordinating and controlling on a daily basis the administrative and professional services rendered to the Trust by others, including the Manager, the Custodian, the Trust's Transfer and Dividend Disbursing Agent, and the Trust's Shareholder Servicing Agent, as well as accounting, auditing and other services performed for the Trust; calculating the net asset value of the Trust's shares; providing the Trust with adequate conference facilities for board meetings; overseeing the preparation and filing with the Securities and Exchange Commission of the Trust's registration statement, prospectus and statement of additional information; and preparing and filing all required State Blue Sky filings.

     For providing such services, MainStay Management, Inc. receives a fee, computed daily and paid monthly in arrears, from the Manager based on the average combined daily net asset value of the Funds ("Combined Assets") to be calculated at the annual rate of 0.15% of the Combined Assets up to $50 million, plus 0.12% of such Combined Assets in excess of $50 million but not in excess of $100 million, plus 0.08% of such Combined Assets in excess of $100 million but not in excess of $150 million; plus 0.05% of such Combined Assets in excess of $150 million but not in excess of $750 million and 0.02% of the Combined Assets in excess of $750 million.

     The administration contract can be terminated by either party on 60 days' written notice to the other and will terminate automatically upon the termination of the Management Contract. The administration contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator, or of reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Brokerage commissions on United States securities exchanges are subject to negotiation between the Manager and the broker.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of each Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, and the services furnished by such brokers may be used by the Manager in providing investment management for a Fund. Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers for particular transactions than might be charged if a different broker had been selected on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the most favorable price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for a Fund to brokers in order to secure research and investment services described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice. Subject to each Fund's objective of obtaining the most favorable price and efficient execution, the Manager may place portfolio transactions with brokers or dealers which have been instrumental in the sale of a Fund's shares. The Manager may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees). The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trust's Board of Trustees.

     The Trust did not pay any brokerage commissions with respect to portfolio transactions of the Ultra Short Term Income Fund for the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997.

     For the fiscal year ended December 31, 1995, the Trust paid a total of $96,194 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $61,899,739. For the fiscal year ended December 31, 1996, the Trust paid a total of $189,651 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $105,127,014. For the fiscal year ended December 31, 1997, the Trust paid a total of $116,356 in brokerage commissions with respect to portfolio transactions of the Balanced Fund aggregating $68,814,572. Of such amount, $58,904 in brokerage commissions with respect to portfolio transactions aggregating $34,352,465 was placed with brokers or dealers who provide research and investment services.

     For the fiscal year ended December 31, 1995, the Trust paid a total of $14,791 in brokerage commissions with respect to portfolio transactions of the Growth and Income Fund aggregating $11,335,219. For the fiscal year ended December 31, 1996, the Trust paid a total of $28,812 in brokerage commissions with respect to portfolio transactions of the Growth and Income Fund aggregating $16,307,262. For the fiscal year ended December 31, 1997, the Trust paid a total of $104,373 in brokerage commissions with respect to portfolio transactions of the Growth and Income Fund aggregating $64,065,778. Of such amount, $50,977 in brokerage commissions with respect to portfolio transactions aggregating $28,010,846 was placed with brokers or dealers who provide research and investment services.

     For the fiscal year ended December 31, 1995, the Trust paid a total of $545,684 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $251,277,874. For the fiscal year ended December 31, 1996, the Trust paid a total of $571,967 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $248,806,498. For the fiscal year ended December 31, 1997, the Trust paid a total of $418,585 in brokerage commissions with respect to portfolio transactions of the Equity Fund aggregating $173,861,420. Of such amount, $177,443 in brokerage commissions with respect to portfolio transactions aggregating $62,191,087 was placed with brokers or dealers who provide research and investment services.

                              REDEMPTION OF SHARES

     Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Trust and taken at their value used in determining the net asset value per share of the particular Fund as described under "Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Trust. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust will not distribute in kind portfolio securities that are not readily marketable. The Trust has filed a formal election with the Securities and Exchange Commission pursuant to which the Trust will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of a Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Trust's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of a Fund's total net assets before a redemption wholly or partly in portfolio securities was made.

                                 NET ASSET VALUE

     For purposes of determining the net asset value per share of each Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Trustees deems appropriate to reflect their fair market value.

     Readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Trust to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

     United States Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair market value.

     For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean of the bid and asked prices of such currencies against the United States dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

                              DESCRIPTION OF SHARES

     On February 12, 1998, there were 546,339 shares of beneficial interest of the Ultra Short Term Income Fund outstanding; 3,847,157 shares of beneficial interest of the Balanced Fund outstanding; 5,960,833 shares of beneficial interest of the Growth and Income Fund outstanding; and 13,479,785 shares of beneficial interest of the Equity Fund outstanding. On February 12, 1998, the officers and trustees of the Trust as a group beneficially owned, directly or indirectly, including the power to vote or to dispose of, less than 1% of the outstanding shares of beneficial interest of the Equity Fund, less than 3% of the outstanding shares of beneficial interest of the Balanced Fund, less than 49% of the outstanding shares of beneficial interest of the Ultra Short Term Income Fund and less than 16% of the outstanding shares of beneficial interest of the Growth and Income Fund. Set forth below is certain information as to persons who owned 5% or more of the outstanding shares of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund as of February 12, 1998:

                          ULTRA SHORT TERM INCOME FUND

Name and Address                                       % of Shares                 Nature of Ownership
Towneley Capital Mgmt., Inc.                                30.0                        Beneficial
Profit Sharing Plan
144 E. 30th Street
New York, New York 10016

Towneley Capital Mgmt., Inc.                                 7.0                        Beneficial
144 E. 30th Street
New York, New York 10016

                                                     -11-

Richard C. Dalsemer                                          7.0                        Beneficial
2554 Santa Lucia Avenue
Carmel, California 93923-9105

W.G. McCain, Trustee                                         5.0                        Beneficial
FBO Manastee River Rev. Tr.
144 E. 30th Street
New York, New York 10016

John C. Van Eck                                              5.0                        Beneficial
270 River Road
Briarcliff Manor, New York 10510-2416

                                                    BALANCED FUND

Name and Address                                       % of Shares                 Nature of Ownership
Mac & Co.                                                   53.0                        Beneficial
Mellon Bank NA Mutual Funds
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-0320

Vernat Company                                               8.0                        Beneficial
Trust Department
P.O. Box 800
Brattleboro, Vermont  05302-0800

                                                 GROWTH AND INCOME FUND

Name and Address                                       % of Shares                 Nature of Ownership
American Express Trust Company                              88.0%                       Beneficial
American Express Retirement Services
FBO NIBCO 401(K)
P.O. Box 534
Minnepolois, Minnesota 55440-0534

                                                      EQUITY FUND

Name and Address                                       % of Shares                 Nature of Ownership

Allied Signal Savings Plan #7928                            29.0                        Beneficial
c/o State Street Bank & Trust Co.
Master Trust Division
P.O. Box 1992
Boston, Massachusetts  02106-1992

Delta Airlines, Inc., TCM                                   23.0                        Beneficial
c/o Citibank NA
410 North Westshore Boulevard
Tampa, Florida 33607

Charles Schwab & Co. Inc.                                    5.0                        Beneficial
Mutual Funds Department
101 Montgomery Street
San Francisco, California 94104-4122

                                    TAXATION

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

     As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Because a portion of the income of each of the Balanced Fund, the Growth and Income Fund and the Equity Fund may consist of dividends paid by U.S. corporations, a portion of the dividends paid by each such Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gains), regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the relevant Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Currency Fluctuations - "Section 988" Gains or Losses

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Sale of Shares

     Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced capital gains rates, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Investments in Real Estate Mortgage Investment Conduits

     The Ultra Short Term Income Fund and the Balanced Fund may invest in residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Funds' income that is attributable to a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is anticipated that only a small portion, if any, of the assets of the Ultra Short Term Income Fund and the Balanced Fund will consist of residual interests in REMICs.

Zero Coupon Securities

     Investments by the Ultra Short Term Income Fund and the Balanced Fund in zero coupon securities will result in income to the Funds equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Funds receive no cash interest payments. This income is included in determining the amount of income which the Funds must distribute to maintain their status as regulated investment companies and to avoid the payment of federal income tax and the 4% excise tax.

Market Discount Bonds

     Gain derived by the Ultra Short Term Income Fund or by the Balanced Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Funds will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Funds elect to include the market discount in income as it accrues.

Passive Foreign Investment Companies

     If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

     A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, the Fund may elect to mark to market its foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of such stock would be reported as ordinary loss to the extent of any net mark-to-market gains periodically included in income. If this election were made, the special rules described above with respect to excess distributions and dispositions would still apply.

Foreign Withholding Taxes

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Backup Withholding

     Each Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Shareholders

     The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers as to the particular tax consequences to them of an investment in a Fund.

Other Taxation

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. In many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                                   PERFORMANCE

     From time to time, the Trust may quote a Fund's total return or yield in advertisements or in reports and other communications to shareholders. A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the
quality  and  maturity  of  the  respective   investment   companies'  portfolio
securities.

Yield

     A Fund's 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). The formula can be expressed as follows:

                      YIELD = 2[(a-b + 1)6 - 1]
                                   cd

Where:     a =   dividends and interest earned during the period
           b =   expenses accrued for the period (net of reimbursement)
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Ultra Short Term Income Fund or by the Balanced Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

Average Annual Total Return

     The Funds' "average annual total return" figures described below and in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                    P(1 + T)n = ERV

Where:   P  =  a hypothetical initial payment of $1,000
         T  =  average annual total return
         n  =  number of years

         ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

Aggregate Total Returns

     The Funds' aggregate total return figures described in the Prospectus represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

                           AGGREGATE TOTAL RETURN  =  ERV - P
                                        P

Where:   P   =   a hypothetical initial payment of $1,000

     ERV     =   Ending  Redeemable Value of  a hypothetical  $1,000  investment made at the  beginning  of the 1-, 5- or 10-year  period at the end of the 1-, 5- or  10-year  period  (or  fractional  portion
                 thereof),   assuming   reinvestment   of  all   dividends   and
                 distributions

Comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc., the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average and other industry publications.

     The Trust may also distribute sales literature or publish advertisements containing "principal only" performance information for a Fund that relates to various time periods (on both an average annual and cumulative basis). "Principal only" performance information is not total return but a measure of performance, expressed as a percentage, that excludes from its computation income dividends and capital gains distributions paid on the Fund's shares. Such quotations in effect reflect only changes in the value over time of a single share of the Fund without taking into account the compounding effect of reinvested dividends or distributions. "Principal only" quotations may be a useful comparison with changes in certain stock indexes (which are unmanaged) that do not reflect reinvestment of dividends on the stocks comprising the index. Any sales literature or advertisements containing "principal only" performance information will be accompanied by standard performance information relating to the same time periods.

     The  following  are  average   annual  total  return  and  principal   only
performance for the indicated time periods for each of the Ultra Short Term Income Fund, the Balanced Fund, the Growth and Income Fund and the Equity Fund.


                                                                 ULTRA SHORT TERM INCOME FUND
                                        ---------------------------------------------------------------------------
                                                                                              Inception
                                                                                        (December 27, 1994)
                                                                     Year Ended                    to
                                                                 December 31, 1997      December 31, 1997

Average Annual
Compounded Total Return                                                  6.21%                6.48%

Principal Only
Performance                                                              (0.30)%              0.00%

                                                                         BALANCED FUND
                                        ---------------------------------------------------------------------------

FUND
                                           Twelve Months            Five Years              Inception
                                               Ended                  Ended             (May 1, 1989) to
                                         December 31, 1997       December 31, 1997      December 31, 1997
                                         -----------------       -----------------      -----------------

Average Annual
Compounded Total Return                         23.40%                 14.94%                12.97%

Principal Only
Performance                                      5.48%                  4.98%                 4.60%


                                                                     GROWTH AND INCOME FUND
                                        ---------------------------------------------------------------------------

                                                                                          Inception
                                                                 Year Ended         (December 27, 1994) to
                                                             December 31, 1997         December 31, 1997
Average Annual
Compounded Total Return                                            32.46%                  27.05%

Principal Only
Performance                                                        31.65%                  21.10%


                                                                          EQUITY FUND
                             ----------------------------------------------------------------------------------------------
                                Twelve Months           Five Years             Ten Years               Inception
                                    Ended                 Ended                  Ended           (January 31, 1987) to
                              December 31, 1997     December 31, 1997      December 31, 1997       December 31, 1997
                              -----------------     -----------------      -----------------     ----------------------

Average Annual
Compounded Total Return             33.30%                18.22%                15.15%                 13.48%

Principal Only
Performance                         5.35%                 1.46%                  4.26%                 3.24%


         A Fund's investment performance is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Performance information is useful in reviewing the Fund's results but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed return for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

                              COUNSEL AND AUDITORS

         Legal matters in connection with the issuance of shares of the Trust are passed upon by Dechert Price & Rhoads, 30 Rockefeller Plaza, New York, New York 10112.

         McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Trust.

                               GENERAL INFORMATION

         Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.

         In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements for the year ended December 31, 1997, including notes thereto, are incorporated by reference in this Statement of Additional Information from the Trust's Annual Report dated as of December 31, 1997. The Trust will furnish, without charge, a copy of such Annual Report to Shareholders on request. All such requests should be directed to the Fund at 144 East 30th Street, New York, New York 10016, (800) 872-2710 (in Georgia, (770) 631-0414).

                                     PART C
                               OTHER INFORMATION

ITEM 24.  Financial Statements and Exhibits.

     (a)  Financial Statements

          Included in Prospectus; Financial Highlights.

          Included in the Statement of Additional Information; All Financial Statements are incorporated by reference to the Annual Report to Shareholders for the year ended December 31, 1997.


                                                                  Annual Report
                                                                  Page Reference
                                                                  --------------

Independent Auditors' Report - January 31, 1998 . . . . . . . . .     [38]
Statements of Net Assets - December 31, 1997. . . . . . . . . . .
  Ultra Short Term Income Fund. . . . . . . . . . . . . . . . . .     [12]
  Balanced Fund . . . . . . . . . . . . . . . . . . . . . . . . .     [14]
  Growth and Income Fund. . . . . . . . . . . . . . . . . . . . .     [20]
  Equity Fund . . . . . . . . . . . . . . . . . . . . . . . . . .     [23]
Statements of Operations - year ended December 31, 1997 . . . . .     [28]
Statements of Changes in Net Assets - years ended . . . . . . . .
  December 31, 1997 and December 31, 1996 . . . . . . . . . . . .     [29]
Notes to Financial Statements . . . . . . . . . . . . . . . . . .     [31]

     (b)  Exhibits:

          (1) (a) Copy of Agreement and Declaration of Trust of the Registrant (Exhibit 1 to Registration Statement on Form N-1A filed on September 19, 1986 (File Nos. 33-8865 and 811-4847) and
                    incorporated herein by reference).

               (b) Copy of First Amendment of Eclipse Financial Asset Trust (formerly Eclipse Equity Trust) (Exhibit 1(b) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-
                    4847) and incorporated herein by reference).

               (c) Form of Certificate of Designation of Eclipse Financial Asset Trust relating to the Ultra Short Term Income Fund and the Growth and Income Fund (Exhibit 1(c) to Post Effective Amendment No. 12 to Registration Statement on Form N-1A filed on October 13, 1994 (File Nos. 33-8865 and 811-4847)
                    and incorporated herein by reference).

               (d) Copy of Second Amendment of Eclipse Funds (formerly Eclipse Financial Asset Trust).

          (2) Copy of the By-laws of the Registrant (Exhibit 2 to Registration Statement on Form N-1A filed on September 19, 1986 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

          (5) (a) Copy of Amended Management Contract between the Registrant and Towneley Capital Management, Inc. (Exhibit 5 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-
                    4847) and incorporated herein by reference).

               (b) Form of Management Contract between the Registrant and Towneley Capital Management, Inc. relating to the Ultra Short Term Income Fund and the Growth and Income Fund (Exhibit 5 to Post-Effective Amendment No. 12 to Registration Statement on Form N-1A filed on October 13, 1994 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

          (8) (a) Copy of Custody Agreement between the Registrant and Investors Fiduciary Trust Company. (Exhibit 8 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-
                    4847) and incorporated herein by reference).

               (b) Copy of Transfer Agency Agreement between the Registrant and Investors Fiduciary Trust Company. (Exhibit 8 to Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on April 30, 1990 (File Nos. 33-8865 and 811-
                    4847) and incorporated herein by reference).

          (9) Copy of Administration Contract between the Registrant and NYLIFE Securities Inc. (Exhibit 9 to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 30, 1991 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference.)

          (10) Opinion of Messrs. Seward & Kissel (Exhibit 10(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

          (11) (a) Opinion of Messrs. Sullivan & Worcester (Exhibit 11(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

               (b)  Consent of Independent Auditors.

          (13) Investment representation letter of initial purchaser of shares of beneficial interest of the Registrant (Exhibit 13 to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on January 9, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

          (16) Schedule for computation of each performance quotation provided in response to Item 22.

          (17) Financial Data Schedules.

          Other Exhibits: Powers of Attorney of Ms. Hess and Messrs. McCain, Van Eck and Wong (Other Exhibits to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A filed on July 2, 1987 (File Nos. 33-8865 and 811-4847) and incorporated herein by reference).

ITEM 25.  Persons Controlled by or under Common Control with Registrant.

     No such person.

ITEM 26.  Number of Holders of Securities.

     The following information is furnished as of January 31, 1998:


                           (1)                                (2)
                                                       Number of Record
                      Title of Class                        Holders
     ---------------------------------------------     ----------------

     Equity Fund Shares of Beneficial
       Interest, par value $.01 per share                     871

     Balanced Fund Shares of Beneficial
       Interest, par value $.01 per share                     927

     Growth and Income Fund Shares of Beneficial
       Interest, par value $.01 per share                     333

     Ultra Short Term Income Fund Shares of
       Beneficial Interest, par value $.01
       per share                                               87

ITEM 27.  Indemnification

     Registrant incorporates herein by reference the response to Item 27 of the Registration Statement on Form N-1A filed with the Commission on September 19, 1986.

ITEM 28.  Business and Other Connections of Investment Adviser.

     The description of Towneley Capital Management, Inc. under the captions "The Manager" in the Prospectus and "Management" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference.

     Wesley G. McCain, the sole director of Towneley Capital Management, Inc., is also a trustee of the Van Eck Funds, and the Van Eck World Wide Insurance Trust, a director of the Van Eck/Chubb Funds, Inc. and the Peregrine Fund, and is a general partner of Pharaoh Partners, L.P. He is also a Trustee of Libre Group Trust, a director of Libre Investments (Cayman) Ltd. and Chairman of Millbrook Associates, Inc. and of Eclipse Financial Services Inc.

ITEM 29.  Principal Underwriters.

     Not Applicable.

ITEM 30.  Location of Accounts and Records.

     The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of NYLIFE Securities Inc., 51 Madison Avenue, New York, New York 10010. Additional records are maintained at the offices of Investors Fiduciary Trust Company, P.O. Box 419595, Kansas City, Missouri, 64179, the Registrant's custodian.

ITEM 31.  Management Services.

     Not applicable.

ITEM 32.  Undertakings.

     The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

     The Registrant undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its bahalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 27th day of February, 1998.

                                        Eclipse Funds



                                        By:  /s/ Wesley G. McCain
                                             -------------------------------
                                             Wesley G. McCain,
                                             President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                       Title                      Date
----------------------------       ---------------          -----------------

(1)  Principal
     Executive Officer

     /s/ Wesley G. McCain          President                February 27, 1998
     ----------------------
     Wesley G. McCain


(2)  Principal Financial
     and Accounting Officer

     /s/ Anthony Polis             Treasurer                February 27, 1998
     ----------------------
     Anthony Polis


(3)  Majority Trustees:

     /s/ Wesley G. McCain          Trustee                  February 27, 1998
     ----------------------
     Wesley G. McCain


     Sigrid A. Hess*               Trustee
     John C. Van Eck*              Trustee
     Yung Wong*                    Trustee


     *By: /s/ Wesley G. McCain
          --------------------
          Wesley G. McCain as
          Attorney-in-fact

Exhibits
--------

     99.1(d)        Second Amendment of Declaration of Trust
     99.11(b)       Consent of Independent Certified Public Accountants
     99.16          Schedule of Computations
     99.27          Financial Data Schedules